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                               RESIDENTIAL FUNDING CORPORATION,
                                      as Master Servicer

                                  HOME LOAN TRUST 2006-HI4,
                                          as Issuer

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                     as Indenture Trustee

                                    ______________________

                                     SERVICING AGREEMENT
                                Dated as of September 28, 2006

                                    ______________________

                                          Home Loans

                                       TABLE OF CONTENTS

        Section 3.09.     Servicing Compensation; Payment of Certain Expenses by

        Section 3.12.     Access to Certain Documentation and Information Regarding
                          the Home Loans...................................................20

        Section 3.13.     Maintenance of Certain Servicing Insurance Policies..............20

        Section 3.14.     Information Required by the Internal Revenue Service and
                          Reports of Foreclosures and Abandonments of Mortgaged

        Section 6.02.     Merger or Consolidation of, or Assumption of the Obligations

        Section 6.06.     Master Servicer to Pay Indenture Trustee's and Owner

        Section 8.08.     Termination Upon Purchase by the Master Servicer or

        Section 9.02.     Additional Representations and Warranties of the Indenture

Exhibit A......Home Loans Schedule
Exhibit B......Power of Attorney
Exhibit C......Form of Request for Release
Exhibit D......Form of Form 10-K Certificate
Exhibit E......Form of Back-Up Certificate to Form 10-K Certificate
Exhibit F......Servicing Criteria to be Addressed in Assessment of Compliance

        This is a  Servicing  Agreement,  dated as of  September  28,  2006 (the  "Servicing
Agreement"),  among Residential  Funding  Corporation (the "Master  Servicer"),  the Home Loan
Trust 2006-HI4 (the "Issuer") and JPMorgan Chase Bank,  National  Association  (the "Indenture
Trustee").

                                W I T N E S S E T H   T H A T:

        WHEREAS,  pursuant  to the  terms of the Home  Loan  Purchase  Agreement,  Residential
Funding  Corporation  (in its  capacity as Seller) will sell to the  Depositor  the Home Loans together with the Related Documents on the Closing Date;

        WHEREAS,  the Depositor  will sell the Home Loans and all of its rights under the Home
Loan  Purchase  Agreement to the Issuer,  together  with the Related  Documents on the Closing
Date;

        WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Issuer  will issue and transfer to or at the direction of the Depositor, the Certificates;

        WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

        WHEREAS,  pursuant to the terms of this Servicing Agreement,  the Master Servicer will service the Home Loans directly or through one or more Subservicers;

        NOW,  THEREFORE,  in  consideration  of the mutual  covenants  herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01...  Definitions.  For  all  purposes  of  this  Servicing  Agreement,  except  as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized terms not  otherwise  defined  herein  shall have the  meanings  assigned to such terms in the
Definitions  contained  in  Appendix  A  to  the  Indenture  dated  September  28,  2006  (the
"Indenture"),  between Home Loan Trust 2006-HI4,  as issuer and JPMorgan Chase Bank,  National
Association,  as indenture  trustee,  which is  incorporated  by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02...  Other  Definitional  Provisions.  (a) All  terms  defined  in this  Servicing
Agreement  shall have the defined  meanings  when used in any  certificate  or other  document made or delivered pursuant hereto unless otherwise defined therein.

(b)     As used in this Servicing  Agreement and in any  certificate or other document made or delivered  pursuant  hereto  or  thereto,  accounting  terms  not  defined  in this  Servicing
Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this Servicing  Agreement or in any such  certificate or other document,  to the extent not
defined,   shall  have  the  respective  meanings  given  to  them  under  generally  accepted accounting  principles.  To the  extent  that  the  definitions  of  accounting  terms in this
Servicing  Agreement or in any such  certificate or other document are  inconsistent  with the meanings  of such terms  under  generally  accepted  accounting  principles,  the  definitions contained in this  Servicing  Agreement or in any such  certificate  or other  document  shall control.

(c)     The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Servicing  Agreement  shall refer to this  Servicing  Agreement as a whole and not to any particular  provision of this Servicing  Agreement;  Section and Exhibit references  contained in this  Servicing  Agreement are  references to Sections and Exhibits in or to this Servicing
Agreement unless otherwise  specified;  and the term "including" shall mean "including without limitation".

(d)     The definitions  contained in this Servicing  Agreement are applicable to the singular as well as the plural  forms of such terms and to the  masculine  as well as the  feminine and neuter genders of such terms.

(e)     Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

Section 1.03...  Interest  Calculations.  All calculations of interest hereunder that are made in respect of the Loan  Balance of a Home Loan shall be made in  accordance  with the Mortgage
Note. All  calculations  of interest on the Securities  (other than the Class A-1 Notes) shall be  made  on the  basis  of a  30-day  month  and a  year  assumed  to  consist  of 360  days.
Calculation  of  interest  on the  Class A-1  Notes  shall be made on the basis of the  actual number of days in the  applicable  Interest  Accrual  Period and a year  assumed to consist of
360 days.  The  calculation  of the Servicing Fee shall be made on the basis of a 30-day month and a year assumed to consist of 360 days. All dollar amounts  calculated  hereunder  shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                                REPRESENTATIONS AND WARRANTIES

Section 2.01  Representations  and  Warranties  Regarding the Master  Servicer.  The Master
Servicer  represents and warrants to the Issuer and for the benefit of the Indenture  Trustee, as pledgee of the Home Loans and the Credit Enhancer, as of the Cut-off Date:

(i)     The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws of the State of Delaware and has the  corporate  power to own its assets and to transact the business in which it is currently  engaged.  The Master
        Servicer is duly  qualified  to do business  as a foreign  corporation  and is in good standing in each jurisdiction in which the character of the business  transacted by it or  properties  owned or leased by it  requires  such  qualification  and in which the failure  to so  qualify  would  have  a  material  adverse  effect  on  the  business, properties, assets, or condition (financial or other) of the Master Servicer;

(ii)    The Master Servicer has the power and authority to make, execute,  deliver and perform this  Servicing  Agreement  and  all  of  the  transactions  contemplated  under  this
        Servicing  Agreement,  and has taken all necessary  corporate  action to authorize the execution,  delivery and  performance of this Servicing  Agreement.  When executed and delivered,  this  Servicing  Agreement will  constitute  the legal,  valid and binding obligation of the Master Servicer  enforceable in accordance with its terms, except as enforcement  of such terms may be limited by  bankruptcy,  insolvency  or similar laws affecting the enforcement of creditors'  rights  generally and by the  availability of equitable remedies;

(iii)   The Master  Servicer is not  required to obtain the consent of any other Person or any consent,  license,  approval or  authorization  from, or  registration  or declaration with, any governmental  authority,  bureau or agency in connection with the execution, delivery, performance,  validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization,  or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this  Servicing  Agreement  and the  performance  of the transactions  contemplated  hereby  by  the  Master  Servicer  will  not  violate  any provision  of any  existing  law or  regulation  or any  order or  decree of any court
        applicable  to  the  Master   Servicer  or  any  provision  of  the   Certificate   of
        Incorporation  or Bylaws of the Master  Servicer,  or constitute a material  breach of any mortgage,  indenture,  contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

(v)     No  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental  body is currently  pending,  or to the knowledge of the Master  Servicer threatened,  against the Master  Servicer or any of its  properties or with respect to this  Servicing  Agreement  or the  Securities  which  in the  opinion  of the  Master
        Servicer has a reasonable  likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

(vi)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Home Loans that are registered with MERS.

        The foregoing  representations  and  warranties  shall survive any  termination of the
Master Servicer hereunder.

Section 2.02.    Representations  and Warranties of the Issuer.  The Issuer hereby  represents and warrants to the Master Servicer and for the benefit of the Indenture  Trustee,  as pledgee of the Home Loans, and the Credit Enhancer, as of the Cut-off Date:

(i)     The Issuer is a  statutory  trust duly formed and in good  standing  under the laws of the State of  Delaware  and has full power,  authority  and legal right to execute and deliver this Servicing  Agreement and to perform its obligations  under this Servicing
        Agreement,  and has taken all necessary  action to authorize the  execution,  delivery and performance by it of this Servicing Agreement; and

(ii)    The  execution  and  delivery  by the  Issuer  of  this  Servicing  Agreement  and the performance by the Issuer of its obligations  under this Servicing  Agreement will not violate any  provision  of any law or  regulation  governing  the Issuer or any order, writ, judgment or decree of any court,  arbitrator or governmental authority or agency
        applicable  to  the  Issuer  or  any  of  its  assets.   Such   execution,   delivery,
        authentication  and  performance  will  not  require  the  authorization,  consent  or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any governmental  authority or agency  regulating the activities of statutory  trusts.  Such  execution,  delivery,  authentication  and performance  will not  conflict  with,  or  result in a breach or  violation  of,  any mortgage,  deed of trust,  lease or other  agreement or instrument to which the Issuer is bound.

Section 2.03.  Enforcement of Representations and Warranties.  The Master Servicer,  on behalf of and subject to the direction of the  Indenture  Trustee,  as pledgee of the Home Loans,  or the Issuer or the Credit  Enhancer,  shall enforce the  representations  and warranties of the
Seller  pursuant to the Home Loan Purchase  Agreement.  Upon the discovery by the Seller,  the
Depositor,  the Master Servicer,  the Indenture  Trustee,  the Issuer,  the Credit Enhancer or
any Custodian of a breach of any of the  representations  and warranties made in the Home Loan
Purchase  Agreement or of the  existence of a  Repurchase  Event,  in respect of any Home Loan which  materially  and adversely  affects the interests of the  Securityholders  or the Credit
Enhancer,  the party  discovering such breach or existence shall give prompt written notice to the other parties.  The Master  Servicer  shall  promptly  notify the Seller of such breach or existence and request that,  pursuant to the terms of the Home Loan  Purchase  Agreement,  the
Seller  either (i) cure such breach or  Repurchase  Event in all material  respects  within 45 days (with  respect to a breach of the  representations  and  warranties  contained in Section
3.1(a) of the Home Loan Purchase  Agreement or  Repurchase  Event) or 90 days (with respect to a breach of the  representations  and warranties  contained in Section 3.1(b) of the Home Loan
Purchase  Agreement) from the date the Seller was notified of such breach or Repurchase  Event or (ii)  purchase  such Home Loan from the  Issuer at the price and in the manner set forth in
Section 3.1(c) of the Home Loan Purchase  Agreement;  provided that the Seller shall,  subject to compliance  with all the  conditions  set forth in the Home Loan Purchase  Agreement,  have the option to  substitute  an  Eligible  Substitute  Loan or Loans for such Home Loan.  In the event that the Seller elects to substitute one or more Eligible  Substitute  Loans pursuant to
Section  3.1(c) of the Home Loan  Purchase  Agreement,  the Seller shall deliver to the Issuer with respect to such Eligible  Substitute  Loans,  the original  Mortgage  Note, the Mortgage, and  such  other  documents  and  agreements  as  are  required  by  the  Home  Loan  Purchase
Agreement.   Payments  due  with  respect  to  Eligible  Substitute  Loans  in  the  month  of substitution  shall not be  transferred  to the  Issuer  and will be  retained  by the  Master
Servicer  and  remitted by the Master  Servicer to the Seller on the next  succeeding  Payment
Date  provided a payment at least equal to the  applicable  Monthly  Payment has been received by the Issuer for such month in respect of the Home Loan to be  removed.  The Master  Servicer shall  amend or cause to be amended  the Home Loan  Schedule  to reflect  the  removal of such
Home Loan and the  substitution  of the  Eligible  Substitute  Loans and the  Master  Servicer
shall  promptly  deliver the amended Home Loan Schedule to the Owner Trustee and the Indenture
Trustee.

        It is understood  and agreed that the  obligation of the Seller to cure such breach or purchase  or  substitute  for such Home Loan as to which  such a breach  has  occurred  and is continuing  shall  constitute the sole remedy  respecting such breach  available to the Issuer and the Indenture  Trustee,  as pledgee of the Home Loans,  against the Seller.  In connection with the purchase of or  substitution  for any such Home Loan by the Seller,  the Issuer shall assign  to the  Seller  all of its  right,  title and  interest  in  respect  of the Home Loan
Purchase  Agreement  applicable to such Home Loan.  Upon receipt of the Repurchase  Price,  or upon  completion  of such  substitution,  the Master  Servicer  shall notify the Custodian and then the Custodian  shall  deliver the Mortgage  Files to the Master  Servicer,  together with all  relevant  endorsements  and  assignments  prepared  by  the  Master  Servicer  which  the
Indenture Trustee shall execute.  If the Master Servicer is Residential  Funding  Corporation,
then the Indenture  Trustee may, and at the direction of the Credit Enhancer,  shall, give the notification  and require the purchase or  substitution  provided  for in the first  preceding paragraph in the event of such a breach of a  representation  or warranty made by  Residential
Funding Corporation in the Home Loan Purchase Agreement.

ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                        OF HOME LOANS

Section 3.01.    The Master  Servicer.  (a) The Master  Servicer  shall service and administer the Home  Loans in  accordance  with the terms of this  Servicing  Agreement,  following  such procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority, acting  alone or  through a  Subservicer,  to do any and all  things in  connection  with such servicing and  administration  which it may deem necessary or desirable,  it being understood, however,  that the Master  Servicer  shall at all times remain  responsible  to the Issuer and the  Indenture  Trustee,  as  pledgee  of the Home  Loans,  and the  Credit  Enhancer  for the
performance  of its duties and  obligations  hereunder in  accordance  with the terms  hereof, without  diminution of such obligation or liability by virtue of such Subservicing  agreements or  arrangements or by virtue of  indemnification  from the Subservicer and to the same extent and under the same terms and  conditions as if the Master  Servicer  alone were  servicing and administering  the Home Loans.  Without  limiting the generality of the foregoing,  the Master
Servicer  shall  continue,  and is hereby  authorized  and  empowered  by the  Issuer  and the
Indenture  Trustee,  as  pledgee  of the Home  Loans,  to execute  and  deliver,  on behalf of itself,  the  Issuer,  the  Indenture  Trustee  or any of  them,  any and all  instruments  of satisfaction  or  cancellation,  or of partial or full release or discharge,  or of consent to modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and
Mortgage  Note in  connection  with the  repurchase  of a Home Loan and all  other  comparable instruments  with respect to the Home Loans and with respect to the Mortgaged  Properties,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public  utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion of judicial or non-judicial foreclosure,  the  acquisition  of any  property  acquired by  foreclosure  or deed in lieu of foreclosure,  or the  management,  marketing  and  conveyance  of  any  property  acquired  by foreclosure  or deed in lieu  of  foreclosure.  The  Issuer,  the  Indenture  Trustee  and the
Custodian,  as applicable,  shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary  or  appropriate  to enable the Master  Servicer  to carry out its servicing and administrative  duties hereunder.  In addition,  the Master Servicer may, at its own discretion and on behalf of the Indenture  Trustee,  obtain credit information in the form of a Credit  Score from a credit  repository.  On the  Closing  Date,  the  Indenture  Trustee shall  deliver to the Master  Servicer a limited power of attorney  substantially  in the form of Exhibit B hereto.  The Master  Servicer  further is authorized  and empowered by the Issuer and the  Indenture  Trustee,  on  behalf  of the  Noteholders,  the  Credit  Enhancer  and the
Indenture  Trustee,  in its  own  name or in the  name of the  Subservicer,  when  the  Master
Servicer  or the  Subservicer,  as the case may be,  believes  it is  appropriate  in its best judgment  to  register  any Home  Loan on the MERS(R)System,  or cause  the  removal  from the registration  of any Home Loan on the MERS(R)System,  to execute and deliver,  on behalf of the
Indenture  Trustee and the  Noteholders or any of them, any and all  instruments of assignment and other  comparable  instruments  with  respect  to such  assignment  or  re-recording  of a
Mortgage in the name of MERS,  solely as nominee for the Indenture  Trustee and its successors and  assigns.  Any  expenses  incurred  in  connection  with  the  actions  described  in  the preceding  sentence  shall be borne by the Master  Servicer in  accordance  with Section 3.09, with no right of  reimbursement;  provided,  that if,  as a result  of MERS  discontinuing  or becoming  unable to  continue  operations  in  connection  with the MERS(R)System,  it becomes necessary  to remove any Home Loan from  registration  on the MERS(R)System and to arrange for the assignment of the related  Mortgages to the Indenture  Trustee,  then any related expenses shall be reimbursable to the Master Servicer as set forth in Section 3.03(ii).

        If the  Mortgage  relating  to a Home Loan did not have a lien senior to the Home Loan on the related  Mortgaged  Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not  consent to the  placing of a lien  senior to that of the  Mortgage  on the related  Mortgaged  Property.  If the  Mortgage  relating  to a Home Loan had a lien senior to the Home Loan on the  related  Mortgaged  Property  as of the  Cut-off  Date,  then the Master
Servicer,  in such  capacity,  may  consent  to the  refinancing  of the  prior  senior  lien, provided that the following requirements are met:

(i)     (A)           the Mortgagor's  debt-to-income ratio resulting from such refinancing is less  than the  original  debt-to-income  ratio  as set  forth  on the  Mortgage  Loan
        Schedule and, in the event that the  resulting  Combined  Loan-to-Value  Ratio of such
        Home Loan increases by more than 10% above the Combined  Loan-to-Value  Ratio prior to such  refinancing,  the Master  Servicer  shall obtain the prior consent of the Credit
        Enhancer  (so long as no Credit  Enhancer  Default has  occurred  and is  continuing), which  consent  shall not be  unreasonably  withheld;  provided,  however,  that in no instance shall the resulting Combined  Loan-to-Value Ratio of such Home Loan be higher than that permitted by the Program Guide; or

(B)     the  resulting  Combined  Loan-to-Value  Ratio of such Home Loan is no higher than the
        Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced  mortgage loan is a "rate and term" mortgage loan  (meaning,  the Mortgagor does not receive any cash from the refinancing),  the Combined Loan-to-Value Ratio may increase to the extent of either (a) the reasonable  closing costs of such refinancing or (b) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

(ii)    the interest  rate,  or, in the case of an adjustable  rate existing  senior lien, the maximum  interest rate, for the loan evidencing the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan evidencing the existing senior lien  immediately  prior to the date of such  refinancing;  provided,  however (a) if the loan  evidencing the existing senior lien prior to the date of refinancing  has an adjustable  rate and the loan evidencing the  refinanced  senior lien has a fixed rate,  then the current  interest rate on the loan  evidencing  the  refinanced  senior  lien  may be up to  2.0%  higher  than  the then-current  loan rate of the loan evidencing the existing senior lien and (b) if the loan  evidencing the existing senior lien prior to the date of refinancing has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan evidencing the refinanced  senior lien shall be less  than or  equal to (x) the  interest  rate on the loan  evidencing  the  existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)   the  loan   evidencing  the  refinanced   senior  lien  is  not  subject  to  negative
        amortization.

        The  relationship  of the Master Servicer (and of any successor to the Master Servicer as servicer  under this Servicing  Agreement) to the Issuer under this Servicing  Agreement is intended  by the  parties  to be that of an  independent  contractor  and not  that of a joint venturer, partner or agent.

(b)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this  Servicing
Agreement,  and may enter into  Subservicing  Agreements with  Subservicers  for the servicing and  administration  of certain of the Home Loans.  Each  Subservicer  of a Home Loan shall be entitled to receive and retain,  as  provided  in the related  Subservicing  Agreement  and in
Section 3.02,  the related  Subservicing  Fee from payments of interest  received on such Home
Loan after  payment of all amounts  required to be remitted to the Master  Servicer in respect of such Home Loan.  For any Home Loan not  subject  to a  Subservicing  Agreement,  the Master
Servicer  shall be  entitled  to receive and retain an amount  equal to the  Subservicing  Fee from payments of interest.  References in this  Servicing  Agreement to actions taken or to be taken by the Master  Servicer  in  servicing  the Home Loans  include  actions  taken or to be taken by a Subservicer  on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are not  inconsistent  with this Servicing  Agreement and as the Master  Servicer  and the  Subservicer  have  agreed.  With the  approval of the Master
Servicer, a Subservicer may delegate its servicing obligations to third-party  servicers,  but such  Subservicers  will remain  obligated  under the  related  Subservicing  Agreements.  The
Master  Servicer and the  Subservicer  may enter into  amendments to the related  Subservicing
Agreements;  provided,  however,  that any such  amendments  shall not cause the Home Loans to be serviced in a manner that would be  materially  inconsistent  with the  standards set forth in this  Servicing  Agreement.  The  Master  Servicer  shall  be  entitled  to  terminate  any
Subservicing  Agreement in accordance  with the terms and  conditions  thereof and without any limitation by virtue of this  Servicing  Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either  act as  servicer  of the  related  Home Loan or enter  into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  The Master  Servicer  shall be  entitled  to enter into any agreement  with  a  Subservicer  for  indemnification  of  the  Master  Servicer  and  nothing
contained   in  this   Servicing   Agreement   shall  be  deemed  to  limit  or  modify   such
indemnification.  The  Program  Guide  and  any  other  Subservicing  Agreement  entered  into between the Master  Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its  borrower  credit  files to each of the Credit  Repositories  in a timely manner.

        In the event that the  rights,  duties and  obligations  of the  Master  Servicer  are terminated  hereunder,  any successor to the Master  Servicer in its sole  discretion  may, to the extent  permitted by applicable law,  terminate the existing  Subservicing  Agreement with any  Subservicer  in accordance  with the terms of the  applicable  Subservicing  Agreement or assume the  terminated  Master  Servicer's  rights  and  obligations  under such  subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

        As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the  Securityholders  and the Credit Enhancer,  shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  adverse effect on a Home
Loan.  Such  enforcement,  including,  without  limitation,  the legal  prosecution of claims, termination of Subservicing  Agreements and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an extent  and at such time as the  Master  Servicer would  employ in its good  faith  business  judgment  and which  are  normal  and usual in its general  mortgage  servicing  activities.  The  Master  Servicer  shall  pay the costs of such enforcement  at its own  expense,  and shall be  reimbursed  therefor  only (i) from a general recovery  resulting from such  enforcement to the extent,  if any, that such recovery  exceeds all  amounts  due in respect of the  related  Home Loan or (ii) from a  specific  recovery  of costs,  expenses  or  attorneys  fees  against  the party  against  whom such  enforcement  is directed.

Section 3.02.    Collection  of Certain  Home Loan  Payments.  (a) The Master  Servicer  shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the Home  Loans,  and shall,  to the extent  such  procedures  shall be  consistent  with this
Servicing  Agreement and generally  consistent with any related insurance policy,  follow such collection  procedures  as it would employ in its good faith  business  judgment and which are
normal  and  usual  in  its  general  mortgage  servicing  activities.   Consistent  with  the
foregoing,  and without  limiting the generality of the foregoing,  the Master Servicer may in its discretion waive any late payment charge,  prepayment  charge or penalty interest or other fees which may be  collected in the ordinary  course of servicing  such Home Loan.  The Master
Servicer  may also extend the Due Date for payment due on a Home Loan in  accordance  with the
Program Guide,  provided,  however,  that the Master  Servicer shall first  determine that any such waiver or  extension  will not impair the  coverage of any  related  insurance  policy or materially  adversely  affect the lien of the related  Mortgage (except as described below) or the interests of the  Securityholders  and the Credit  Enhancer.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent  that such  enforcement  would  violate any  applicable  law.
Consistent with the terms of this Servicing Agreement, the Master Servicer may also:

(i)     waive, modify or vary any term of any Home Loan;

(ii)    consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)   arrange with a Mortgagor a schedule for the payment of principal  and interest due and unpaid;
(iv)    forgive any portion of the amounts contractually owed under the Home Loan;

(v)     capitalize  past due  amounts  owed  under  the Home  Loan by adding  any  amounts  in arrearage  to the  existing  principal  balance of the Home Loan (a  "Capitalization
        Workout") of which will result in an increased Monthly Payment amount,  provided that:
        (A) the  amount  added  to the  existing  principal  balance  of the  Home  Loan  (the
        "Capitalized  Amount")  shall be no greater  than five times the  Mortgagor's  current
        Monthly  Payment  amount;  and  (B)  the  Master  Servicer  shall  not  enter  into  a
        Capitalization  Workout unless the Combined Loan-to-Value Ratio of the Home Loan prior to the  Capitalization  Workout  equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Master Servicer's servicing guidelines; and

(vi)    reset the Due Date for the Home Loan, or any combination of the foregoing;

if  in  the  Master  Servicer's  determination  such  waiver,  modification,  postponement  or indulgence,  arrangement or other action  referred to above is not  materially  adverse to the interests of the  Securityholders or the Credit Enhancer and is generally  consistent with the
Master  Servicer's  policies with respect to mortgage  loans similar to those in the Home Loan
Pool (meaning,  mortgage loans used for home  improvement  or debt  consolidation);  provided, however,  that the Master  Servicer  may not modify or permit  any  Subservicer  to modify any
Home Loan  (including  without  limitation any  modification  that would change the Loan Rate, forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Home Loan) or extend the final  maturity  date of such Home Loan)  unless such
Home  Loan is in  default  or,  in the  judgment  of the  Master  Servicer,  such  default  is
reasonably  foreseeable.  The  general  terms  of  any  waiver,   modification,   forgiveness,
postponement  or  indulgence  with  respect to any of the Home Loans will be  included  in the
Servicing  Certificate,  and such  Home  Loans  will not be  considered  "delinquent"  for the purposes  of the Basic  Documents  so long as the  Mortgagor  complies  with the terms of such waiver, modification, forgiveness, postponement or indulgence.

(b)     The Master  Servicer shall establish a Custodial  Account,  which shall be an Eligible
Account in which the  Master  Servicer  shall  deposit or cause to be  deposited  any  amounts representing  payments and  collections in respect of the Home Loans received by it subsequent to the  Cut-off  Date  (other than in respect of the  payments  referred  to in the  following paragraph)  within one Business Day  following  receipt  thereof (or  otherwise on or prior to the Closing Date),  including the following  payments and  collections  received or made by it
(without duplication):

(i)     all  payments  of  principal  or  interest  on the Home Loans  received  by the Master
        Servicer from the respective  Subservicer,  net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

(ii)    the  aggregate  Repurchase  Price of the Home Loans  purchased by the Master  Servicer pursuant  to Section  3.15 or by the  Limited  Repurchase  Price  Holder  pursuant  to
        Section 3.16;

(iii)   Net Liquidation Proceeds net of any related Foreclosure Profit;

(iv)    all  proceeds of any Home Loans  repurchased  by the Seller  pursuant to the Home Loan
        Purchase Agreement,  and all Substitution  Adjustment Amounts required to be deposited in connection  with the  substitution  of an Eligible  Substitute Loan pursuant to the
        Home Loan Purchase Agreement;

(v)     Insurance Proceeds, other than Net Liquidation Proceeds,  resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)    amounts required to be paid by the Master Servicer pursuant to Sections 3.04 and 8.08.

provided,  however,  that with respect to each Collection Period, the Master Servicer shall be permitted  to retain  from  payments  in respect of  interest  on the Home  Loans,  the Master
Servicing Fee for such Collection Period. The foregoing  requirements  respecting  deposits to the  Custodial  Account  are  exclusive,  it  being  understood  that,  without  limiting  the generality of the  foregoing,  the Master  Servicer need not deposit in the Custodial  Account
amounts  representing   Foreclosure  Profits,   fees  (including  annual  fees),  late  charge
penalties  and  prepayment  charges  payable by  Mortgagors  (such  amounts to be  retained as additional  servicing  compensation  in  accordance  with  Section  3.09  hereof),  or amounts received by the Master  Servicer for the accounts of Mortgagors  for  application  towards the payment  of  taxes,  insurance  premiums,  assessments  and  similar  items.  In the event any amount not required to be  deposited  in the  Custodial  Account is so  deposited,  the Master
Servicer  may at any time  withdraw  such amount from the  Custodial  Account,  any  provision herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust  funds  created  for the notes or  certificates  of other  series and may contain  other funds  respecting  payments on other  mortgage  loans  belonging  to the Master
Servicer  or  serviced  or master  serviced  by it on behalf of others.  Notwithstanding  such commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds  on  deposit  in  the  Custodial  Account  that  have  been  identified  by it as  being attributable  to the Home Loans and shall hold all  collections  in the  Custodial  Account to the extent they  represent  collections  on the Home Loans for the  benefit of the Trust,  the
Securityholders,  the Credit  Enhancer  and the  Indenture  Trustee,  as their  interests  may appear.  The Master  Servicer  shall retain all  Foreclosure  Profits as additional  servicing compensation.

        The Master  Servicer may cause the institution  maintaining  the Custodial  Account to invest any funds in the Custodial Account in Permitted Investments  (including  obligations of the  Master  Servicer  or any of its  Affiliates,  if such  obligations  otherwise  qualify as
Permitted  Investments),  which  investments  shall  mature  not later than the  Business  Day preceding  the  next  succeeding  Payment  Date and  which  investments  shall  not be sold or disposed of prior to maturity.  Except as provided  above,  all income and gain  realized from any such  investment  shall inure to the benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of the principal  amount of any such investments  shall be deposited in the Custodial  Account by the Master Servicer out of its own funds immediately as realized.

(c)     The Master  Servicer  shall require each  Subservicer  to hold all funds  constituting collections on the Home Loans,  pending remittance  thereof to the Master Servicer,  in one or more  accounts  meeting the  requirements  of an Eligible  Account,  and invested in Permitted
Investments.

Section 3.03.    Withdrawals  from the Custodial  Account.  The Master  Servicer  shall,  from time to time as provided herein,  make  withdrawals  from the Custodial  Account of amounts on deposit  therein  pursuant  to Section  3.02 that are  attributable  to the Home Loans for the following purposes:

(i)     to remit to the Paying Agent for deposit in the Payment  Account,  on the Business Day prior to each Payment Date, an amount equal to the Interest  Collections and Principal
        Collections required to be distributed on such Payment Date;

(ii)    to the extent deposited to the Custodial  Account,  to reimburse itself or the related
        Subservicer  for  previously  unreimbursed  expenses,  made  pursuant to Section 3.01, incurred in maintaining  individual  insurance  policies  pursuant to Section 3.04, or
        Liquidation  Expenses,  paid  pursuant  to  Section  3.07  or  otherwise  reimbursable pursuant to the terms of this Servicing  Agreement (to the extent not payable pursuant to  Section  3.09),  such  withdrawal  right  being  limited to  amounts  received  on particular  Home Loans  (other than any  Repurchase  Price in respect  thereof)  which represent  late  recoveries of the payments for which such advances were made, or from related Net Liquidation Proceeds or the proceeds of the purchase of such Home Loan;

(iii)   to pay to itself out of each  payment  received  on account of interest on a Home Loan as contemplated  by Section 3.09, an amount equal to the related Master  Servicing Fee
        (to the extent not retained  pursuant to Section 3.02),  and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

(iv)    to the  extent  deposited  in the  Custodial  Account  to pay to itself as  additional servicing  compensation any interest or investment income earned on funds deposited in the Custodial  Account and Payment Account that it is entitled to withdraw pursuant to
        Sections 3.02(b) and 5.01;

(v)     to the extent  deposited  in the  Custodial  Account,  to pay to itself as  additional servicing compensation any Foreclosure Profits;

(vi)    to pay to itself or the Seller,  with respect to any Home Loan or property acquired in respect  thereof that has been purchased or otherwise  transferred to the Seller,  the
        Master  Servicer,  the Limited  Repurchase  Right Holder or other entity,  all amounts received thereon and not required to be distributed to  Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

(vii)   to clear and terminate the Custodial  Account upon the  termination of this Agreement;
        and

(viii)  to withdraw any other amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.02.

        Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related Home Loan, the Master Servicer shall keep and maintain separate  accounting,  on a
Home  Loan by Home  Loan  basis,  for the  purpose  of  justifying  any  withdrawal  from  the
Custodial  Account  pursuant to such  clauses.  Notwithstanding  any other  provision  of this
Servicing  Agreement,  the Master  Servicer  shall be  entitled  to  reimburse  itself for any previously  unreimbursed expenses incurred pursuant to Section 3.07 or otherwise  reimbursable pursuant to the terms of this Servicing  Agreement that the Master  Servicer  determines to be otherwise  nonrecoverable  (except  with  respect to any Home Loan as to which the  Repurchase
Price has been paid), by withdrawal  from the Custodial  Account of amounts on deposit therein attributable  to the Home Loans on any Business Day prior to the Payment Date  succeeding  the date of such determination.

Section 3.04.    Maintenance of Hazard Insurance;  Property  Protection  Expenses.  The Master
Servicer  shall cause to be maintained for each Home Loan hazard  insurance  naming the Master
Servicer or related  Subservicer as loss payee thereunder  providing  extended  coverage in an amount  which is at least equal to at least 100% of the  insurable  value of the  improvements
(guaranteed  replacement)  or the sum of the unpaid  principal  balance of the first  mortgage loan and the Home Loan  amount.  The Master  Servicer  shall also  cause to be  maintained  on property  acquired upon  foreclosure,  or deed in lieu of foreclosure,  of any Home Loan, fire insurance  with  extended  coverage  in an  amount  which  is at  least  equal  to the  amount necessary  to avoid the  application  of any  co-insurance  clause  contained  in the  related hazard  insurance  policy.  Amounts  collected by the Master  Servicer under any such policies
(other  than  amounts to be  applied to the  restoration  or repair of the  related  Mortgaged
Property or property  thus acquired or amounts  released to the  Mortgagor in accordance  with the Master  Servicer's  normal  servicing  procedures)  shall be  deposited  in the  Custodial
Account to the extent called for by Section  3.02.  In cases in which any  Mortgaged  Property is located at any time  during the life of a Home Loan in a federally  designated  flood area, the  hazard  insurance  to be  maintained  for the  related  Home  Loan  shall  include  flood insurance (to the extent  available).  All such flood  insurance  shall be in amounts equal to the lesser of (i) the amount  required  to  compensate  for any loss or damage to the  related
Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such insurance available for such Mortgaged  Property under the national flood  insurance  program  (assuming that  the  area  in  which  such  Mortgaged  Property  is  located  is  participating  in such program).  The Master  Servicer  shall be under no  obligation  to require that any  Mortgagor maintain  earthquake or other additional  insurance and shall be under no obligation itself to maintain any such additional  insurance on property  acquired in respect of a Home Loan, other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as  shall  require  such  additional  insurance.  If the  Master  Servicer  shall  obtain  and maintain a blanket policy consistent with its general mortgage servicing  activities  insuring against  hazard  losses  on all of the Home  Loans,  it shall  conclusively  be deemed to have satisfied its  obligations  as set forth in the first  sentence of this Section 3.04, it being understood  and agreed that such  blanket  policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first sentence of this Section
3.04 and there shall have been a loss which would have been  covered by such  policy,  deposit in the Custodial  Account the amount not otherwise  payable under the blanket  policy  because of such  deductible  clause.  Any such  deposit  by the Master  Servicer  shall be made on the last  Business  Day of the  Collection  Period in the month in which  payments  under any such
policy  would  have  been  deposited  in  the  Custodial  Account.   In  connection  with  its
activities as servicer of the Home Loans,  the Master  Servicer  agrees to present,  on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05.    Modification  Agreements;  Release or  Substitution  of Lien.  (a) The Master
Servicer  or the  related  Subservicer,  as the case may be,  shall be entitled to (A) execute assumption agreements,  modification agreements,  substitution agreements,  and instruments of satisfaction  or  cancellation  or of  partial  or full  release  or  discharge,  or any other document  contemplated  by this  Servicing  Agreement and other  comparable  instruments  with respect  to the Home  Loans  and with  respect  to the  Mortgaged  Properties  subject  to the
Mortgages  (and the Issuer and the  Indenture  Trustee  each shall  promptly  execute any such documents  on request of the Master  Servicer)  and (B)  approve  the  granting of an easement thereon in favor of another  Person,  any  alteration or  demolition of the related  Mortgaged
Properties or other similar  matters,  in each case if it has determined,  exercising its good faith  business  judgment  in the same  manner as it would if it were the owner of the related
Home  Loans,  that the  security  for,  and the timely and full  collectability  of, such Home
Loans would not be adversely  affected  thereby.  A partial release  pursuant to this Section
3.05 shall be  permitted  only if the  Combined  Loan-to-Value  Ratio for such Home Loan after such partial  release does not exceed the Combined  Loan-to-Value  Ratio for such Home Loan as of the Cut-off  Date.  Any fee  collected  by the Master  Servicer or the related  Subservicer for  processing  such request will be retained by the Master  Servicer or such  Subservicer as additional servicing compensation.

(b)     The Master  Servicer may enter into an agreement  with a Mortgagor to release the lien on the Mortgaged  Property  relating to a Home Loan (the "Existing  Lien"),  if at the time of such  agreement the Home Loan is current in payment of principal  and  interest,  under any of the following circumstances:

(i)     in any case in which,  simultaneously  with the  release  of the  Existing  Lien,  the
        Mortgagor  executes  and  delivers to the Master  Servicer a Mortgage on a  substitute
        Mortgaged  Property,  provided that the Combined  Loan-to-Value Ratio of the Home Loan
        (calculated based on the Appraised Value of the substitute  Mortgaged Property) is not greater than the Combined Loan-to-Value Ratio prior to releasing the Existing Lien;

(ii)    in any case in which,  simultaneously  with the  release  of the  Existing  Lien,  the
        Mortgagor  executes  and  delivers to the Master  Servicer a Mortgage on a  substitute
        Mortgaged  Property,  provided that: (A) the Combined  Loan-to-Value Ratio of the Home
        Loan (calculated  based on the Appraised Value of the substitute  Mortgaged  Property)
        is not greater than the lesser of (1) 125% and (2) 105% of the Combined  Loan-to-Value
        Ratio prior to releasing the Existing  Lien;  and (B) the Master  Servicer  determines that at least two appropriate  compensating factors are present  (compensating factors may include,  without  limitation,  an increase in the  Mortgagor's  monthly cash flow after debt service,  the  Mortgagor's  debt-to-income  ratio has not  increased  since origination, or an increase in the Mortgagor's credit score); or

(iii)   in any case in which,  at the time of release of the Existing Lien, the Mortgagor does not provide the Master  Servicer  with a Mortgage on a substitute  Mortgaged  Property
        (any Home Loan that becomes and remains  unsecured in accordance with this subsection, an "Unsecured Loan"),  provided that: (A) the Mortgagor,  in addition to being current in payment of principal  and interest on the related Home Loan,  is current in payment of  principal  and interest on any loan senior to the Home Loan;  (B) the  Mortgagor's
        Credit  Score,  as  determined  by the Master  Servicer at the time of the request for release of lien, is not less than 640; (C) the Mortgagor makes a cash  contribution in reduction of the  outstanding  principal  balance of the Home Loan,  which may include any net proceeds from the sale of the original  Mortgaged  Property,  of not less than
        20% of the unpaid  principal  balance of the Home Loan; and (D) the Mortgagor  signs a reaffirmation  agreement  acknowledging  that they must  continue to pay in accordance with the terms of the original Mortgage Note;

(iv)    If the above  conditions  (iii)(A)  through  (iii)(D) are not met, the Master Servicer may still  enter into an  agreement  to release  the  Existing  Lien,  provided  that:
        (A) the  Master  Servicer  shall not permit the release of an Existing Lien under this clause (iv) as to more than 200 Home Loans in any calendar  year; (B) at no time shall the  aggregate  Principal  Balance  of  Unsecured  Loans  exceed  5% of the then  Pool
        Balance;  (C) the Mortgagor  agrees to an automatic  debit  payment plan;  and (D) the
        Master  Servicer shall provide notice to each Rating Agency that has requested  notice of such releases.

        In connection  with any Unsecured  Loan, the Master Servicer may require the Mortgagor to enter into an agreement  under which:  (i) the Loan Rate may be increased  effective  until a substitute  Mortgage  meeting the criteria under (i) or (ii) above is provided;  or (ii) any other  provision  may  be  made  which  the  Master  Servicer  considers  to  be  appropriate.
Thereafter,  the Master  Servicer  shall  determine  in its  discretion  whether to accept any proposed  Mortgage on any  substitute  Mortgaged  Property as security for the Home Loan,  and the Master  Servicer may require the  Mortgagor to agree to any further  conditions  which the
Master  Servicer  considers  appropriate  in  connection  with  such  substitution,  which may include a  reduction  of the Loan  Rate (but not below the Loan Rate in effect at the  Closing
Date).  Any Home Loan as to which a Mortgage on a  substitute  Mortgaged  Property is provided in accordance with the preceding sentence shall no longer be deemed to be an Unsecured Loan.

Section 3.06.    Trust  Estate;  Related  Documents.  (a) When  required by the  provisions of this Servicing  Agreement,  the Issuer or the Indenture  Trustee shall execute  instruments to release property from the terms of the Trust Agreement,  Indenture or Custodial Agreement,  as
applicable,  or convey the  Issuer's or the  Indenture  Trustee's  interest in the same,  in a manner  and  under  circumstances  which  are not  inconsistent  with the  provisions  of this
Servicing  Agreement.  No party  relying  upon an  instrument  executed  by the  Issuer or the
Indenture  Trustee as provided in this Section  3.06 shall be bound to ascertain  the Issuer's or the  Indenture  Trustee's  authority,  inquire  into  the  satisfaction  of any  conditions precedent or see to the application of any monies.

(b)     If from time to time the Master Servicer shall deliver to the Custodian  copies of any written assurance,  assumption agreement or substitution  agreement or other similar agreement pursuant to Section 3.05, the Custodian  shall check that each of such  documents  purports to be an original  executed  copy (or a copy of the  original  executed  document if the original executed copy has been  submitted for  recording  and has not yet been  returned)  and, if so, shall  file  such  documents,  and  upon  receipt  of the  original  executed  copy  from  the applicable  recording  office  or  receipt  of a copy  thereof  certified  by  the  applicable recording  office shall file such  originals or certified  copies with the Related  Documents.
If any such documents  submitted by the Master Servicer do not meet the above  qualifications, such  documents  shall promptly be returned by the Custodian to the Master  Servicer  pursuant to the related  Custodial  Agreement,  with a direction to the Master  Servicer to forward the correct documentation.

(c)     Upon receipt of a Request for Release from the Master  Servicer  substantially  in the form of Exhibit C, to the effect that a Home Loan has been the  subject of a final  payment or a prepayment in full and the related Home Loan has been terminated or that  substantially  all
Liquidation  Proceeds  which have been  determined  by the Master  Servicer in its  reasonable judgment to be finally  recoverable  have been  recovered,  and upon deposit to the  Custodial
Account of such final  monthly  payment,  prepayment  in full together with accrued and unpaid interest to the date of such  payment with  respect to such Home Loan or, if  applicable,  Net
Liquidation  Proceeds,  the  Custodian  shall  promptly  release the Related  Documents to the
Master  Servicer  pursuant to the related  Custodial  Agreement,  which the Indenture  Trustee shall execute,  along with such documents as the Master Servicer or the related  Mortgagor may request to evidence  satisfaction  and discharge of such Home Loan, upon request of the Master
Servicer.  If from time to time and as  appropriate  for the servicing or  foreclosure  of any
Home Loan,  the Master  Servicer  requests the Custodian to release the Related  Documents and delivers  to the  Custodian a trust  receipt  reasonably  satisfactory  to the  Custodian  and signed by a  Responsible  Officer of the Master  Servicer,  the  Custodian  shall  release the
Related  Documents to the Master  Servicer  pursuant to the related  Custodial  Agreement.  If such Home Loans shall be liquidated and the Custodian  receives a certificate  from the Master
Servicer as provided  above,  then, upon request of the Master  Servicer,  the Custodian shall release the trust receipt to the Master Servicer pursuant to the related Custodial Agreement.

Section 3.07.    Realization  Upon  Defaulted  Home Loans;  Loss  Mitigation.  With respect to such of the Home  Loans as come into and  continue  in  default,  the  Master  Servicer  shall decide whether to (i) foreclose upon the Mortgaged  Properties  securing such Home Loans, (ii)
write off the unpaid  principal  balance  of the Home Loans as bad debt,  (iii) take a deed in lieu of  foreclosure,  (iv)  accept a short sale (a payoff of the Home Loan for an amount less than the  total  amount  contractually  owed in order to  facilitate  a sale of the  Mortgaged
Property by the  Mortgagor)  or permit a short  refinancing  (a payoff of the Home Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by the Mortgagor not  involving a sale of the Mortgaged  Property),  (v) arrange for a  repayment  plan,  (vi)  agree to a  modification  in  accordance  with  this  Servicing
Agreement,  or (vii) take an unsecured  note, in connection  with a negotiated  release of the lien of the  Mortgage in order to  facilitate a settlement  with the  Mortgagor;  in each case subject to the rights of any related first lien holder;  provided that in connection  with the foregoing  if the  Master  Servicer  has  actual  knowledge  that any  Mortgaged  Property  is affected  by  hazardous  or toxic  wastes  or  substances  and that  the  acquisition  of such
Mortgaged  Property would not be commercially  reasonable,  then the Master Servicer shall not cause the Issuer or the  Indenture  Trustee to acquire title to such  Mortgaged  Property in a foreclosure  or similar  proceeding.  In connection  with such decision,  the Master  Servicer shall  follow  such  practices  (including,  in the case of any  default  on a related  senior mortgage  loan,  the advancing of funds to correct such default if deemed to be appropriate by the Master  Servicer) and  procedures as it shall deem  necessary or advisable and as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be required or permitted by the Program Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure or  attempted  foreclosure  which is not  completed  or other  conversion  in a manner that is consistent  with the provisions of this Servicing  Agreement.  The foregoing is subject to the proviso that the Master  Servicer  shall not be required to expend its own funds in connection with  any  foreclosure  or  attempted  foreclosure  which  is not  completed  or  towards  the correction of any default on a related  senior  mortgage loan or  restoration  of any property unless it shall determine that such  expenditure  will increase Net Liquidation  Proceeds.  In the event of a  determination  by the Master  Servicer  that any such  expenditure  previously made pursuant to this Section 3.07 will not be  reimbursable  from Net  Liquidation  Proceeds, the Master Servicer shall be entitled to  reimbursement  of its funds so expended  pursuant to
Section 3.03.

        Notwithstanding any provision of this Servicing  Agreement,  a Home Loan may be deemed to be finally  liquidated if  substantially  all amounts expected by the Master Servicer to be received in connection  with the related  defaulted  Home Loan have been  received;  provided, however,  the Master  Servicer  shall treat any Home Loan that is 180 days or more  delinquent as having been finally  liquidated.  Any subsequent  collections with respect to any such Home
Loan shall be deposited to the Custodial  Account.  For purposes of determining  the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled  collections,  the Master
Servicer  may take  into  account  minimal  amounts  of  additional  receipts  expected  to be received  or  any  estimated  additional  liquidation  expenses  expected  to be  incurred  in connection with the related defaulted Home Loan.

        In the event that title to any  Mortgaged  Property is acquired in  foreclosure  or by deed in lieu  of  foreclosure,  the  deed or  certificate  of  sale  shall  be  issued  to the
Indenture  Trustee,  who  shall  hold the same on  behalf of the  Issuer  in  accordance  with
Section  3.13  of  the  Indenture.   Notwithstanding   any  such   acquisition  of  title  and
cancellation  of the related Home Loan,  such  Mortgaged  Property  shall (except as otherwise expressly  provided  herein) be considered to be an outstanding  Home Loan held as an asset of the Issuer until such time as such property shall be sold.

        Any  proceeds  from the  purchase or  repurchase  that  occurs  prior to the Home Loan becoming  a  Liquidated  Home Loan of any Home Loan  pursuant  to the terms of this  Servicing
Agreement  (including without limitation  Sections 2.03, 3.15 and 3.16) will be applied in the following order of priority:  first, to the Master  Servicer or the related  Subservicer,  all
Servicing  Fees  payable  therefrom  to the  Payment  Date on  which  such  amounts  are to be deposited  in the  Payment  Account;  second,  as  Interest  Collections,  accrued  and unpaid interest on the  related  Home Loan,  at the Net Loan Rate to the  Payment  Date on which such amounts are to be deposited in the Payment Account;  and third, as Principal  Collections,  as a recovery of principal on the Home Loan.

        Liquidation  Proceeds  with respect to a  Liquidated  Home Loan will be applied in the following  order  of  priority:  first,  to  reimburse  the  Master  Servicer  or the  related
Subservicer in accordance  with this Section 3.07 for any  Liquidation  Expenses;  second,  to the Master  Servicer or the related  Subservicer,  all unpaid  Servicing Fees through the date of receipt of the final Liquidation Proceeds;  third, as Principal Collections,  as a recovery of principal  on the Home Loan,  up to an amount equal to the Loan Balance of the related Home
Loan  immediately  prior to the date it became a  Liquidated  Home Loan;  fourth,  as Interest
Collections,  accrued  and  unpaid  interest  on the  related  Home  Loan at the Net Loan Rate through  the date of receipt of the final  Liquidation  Proceeds;  and fifth,  to  Foreclosure
Profits.

        Proceeds  and other  recoveries  from a Home Loan after it becomes a  Liquidated  Home
Loan will be applied in the  following  order of  priority:  first,  to  reimburse  the Master
Servicer or the related  Subservicer  in  accordance  with this  Section 3.07 for any expenses previously  unreimbursed  from  Liquidation  Proceeds  or  otherwise;  second,  to the  Master
Servicer or the related  Subservicer,  all unpaid  Servicing Fees payable  thereto through the date  of  receipt  of the  proceeds  previously  unreimbursed  from  Liquidation  Proceeds  or otherwise;  third, as Interest  Collections,  up to an amount equal to the sum of (a) the Loan
Balance of the related Home Loan  immediately  prior to the date it became a  Liquidated  Home
Loan, less any Net  Liquidation  Proceeds  previously  received with respect to such Home Loan and applied as a recovery  of  principal,  and (b) accrued and unpaid  interest on the related
Home Loan at the Net Loan  Rate  through  the date it  became a  Liquidation  Home  Loan;  and fourth, to Foreclosure Profits.

Section 3.08.    Issuer and Indenture  Trustee to  Cooperate.  On or before each Payment Date, the Master  Servicer will notify the Indenture  Trustee or the  Custodian,  with a copy to the
Issuer,  of the  termination  of or the payment in full and the  termination  of any Home Loan during  the  preceding  Collection  Period.  Upon  receipt  of  payment  in full,  the  Master
Servicer is authorized to execute,  pursuant to the  authorization  contained in Section 3.01, if the  assignments  of Mortgage have been  recorded if required  under the Home Loan Purchase
Agreement,  an instrument of satisfaction regarding the related Mortgage,  which instrument of satisfaction  shall be recorded by the Master  Servicer if required by  applicable  law and be delivered to the Person entitled  thereto,  and to cause the removal from the  registration on the MERS(R)System of such  Mortgage,  if  applicable.  It is  understood  and agreed  that any expenses  incurred in connection  with such  instrument of  satisfaction  or transfer shall be reimbursed  from  amounts  deposited  in the  Custodial  Account.  From  time to  time  and as appropriate  for the servicing or foreclosure  of any Home Loan, the Indenture  Trustee or the
Custodian  shall,  upon request of the Master  Servicer and delivery to the Indenture  Trustee or  Custodian,  with a copy to the  Issuer,  of a Request for  Release,  signed by a Servicing
Officer,  release or cause to be released  the related  Mortgage  File to the Master  Servicer and the Issuer or  Indenture  Trustee  shall  promptly  execute such  documents,  in the forms provided  by the  Master  Servicer,  as shall be  necessary  for the  prosecution  of any such proceedings or the taking of other  servicing  actions.  Such trust receipt shall obligate the
Master  Servicer to return the Mortgage  File to the  Indenture  Trustee or the  Custodian (as
specified in such  receipt)  when the need  therefor by the Master  Servicer no longer  exists unless the Home Loan shall be  liquidated,  in which case,  upon receipt of a certificate of a
Servicing Officer similar to that hereinabove  specified,  the trust receipt shall be released to the Master Servicer.

        In order to facilitate the foreclosure of the Mortgage  securing any Home Loan that is in default  following  recordation  of the related  Assignment of Mortgage in accordance  with the  provisions  of the Home Loan  Purchase  Agreement,  the  Indenture  Trustee or the Issuer
shall,  if so requested in writing by the Master  Servicer,  promptly  execute an  appropriate assignment  in the form  provided  by the  Master  Servicer  to assign  such Home Loan for the purpose  of  collection  to the  Master  Servicer  (any such  assignment  shall  unambiguously indicate  that  the  assignment  is for the  purpose  of  collection  only),  and,  upon  such assignment,  such assignee for  collection  will thereupon  bring all required  actions in its own name and  otherwise  enforce  the terms of the Home  Loan and  deposit  or credit  the Net
Liquidation Proceeds,  exclusive of Foreclosure Profits,  received with respect thereto in the
Custodial  Account.  In the event that all  delinquent  payments  due under any such Home Loan are paid by the Mortgagor and any other  defaults are cured,  then the assignee for collection shall  promptly  reassign  such Home Loan to the  Indenture  Trustee  and return  all  Related
Documents to the place where the related Mortgage File was being maintained.

        In connection  with the Issuer's  obligation to cooperate as provided in this Section
3.08 and all other  provisions of this Servicing  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Home Loans,  the Indenture  Trustee,  as pledgee  of the Home  Loans  and as  assignee  of  record  of the Home  Loans on behalf of the
Issuer pursuant to Section 3.13 of the Indenture,  expressly  agrees, on behalf of the Issuer, to take all such  actions  on behalf of the  Issuer  and to  promptly  execute  and return all instruments  reasonably  required by the Master  Servicer in  connection  therewith;  provided that if the Master Servicer shall request a signature of the Indenture  Trustee,  on behalf of the  Issuer,  the  Master  Servicer  shall  deliver  to the  Indenture  Trustee  an  Officer's
Certificate  stating that such  signature is  necessary  or  appropriate  to enable the Master
Servicer  to  carry  out  its  servicing  and  administrative   duties  under  this  Servicing
Agreement.

Section 3.09.    Servicing  Compensation;  Payment of Certain Expenses by Master Servicer. The
Master  Servicer  shall be entitled to receive the Master  Servicing  Fee in  accordance  with
Sections  3.02 and 3.03 as  compensation  for its services in  connection  with  servicing the
Home  Loans.  Moreover,  additional  servicing  compensation  in  the  form  of  late  payment charges,  prepayment  charges,  investment  income on amounts in the Custodial  Account or the
Payment  Account and other  receipts not required to be deposited in the Custodial  Account as specified  in Section  3.02 shall be  retained  by the Master  Servicer.  The Master  Servicer shall be  required  to pay all  expenses  incurred  by it in  connection  with its  activities hereunder  (including  payment of all other fees and expenses not expressly  stated  hereunder to be for the account of the  Securityholders,  including,  without  limitation,  the fees and expenses  of the  Owner  Trustee,  Indenture  Trustee  and any  Custodian)  and  shall  not be entitled to reimbursement therefor.

Section 3.10.    Annual  Statement as to Compliance.  (a) The Master  Servicer will deliver to the  Depositor,  the Issuer,  the Credit  Enhancer and the Indenture  Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and  regulations of the  Commission,  a servicer  compliance  certificate,  signed by an authorized  officer of the Master Servicer,  as described in  Items 1122(a),  1122(b) and 1123 of Regulation AB, to the effect that:

(i)     A review of the Master  Servicer's  activities  during the reporting period and of its performance  under  this  Servicing  Agreement  has been  made  under  such  officer's supervision.

(ii)    To the best of such officer's  knowledge,  based on such review,  the Master  Servicer has fulfilled all of its obligations  under this Servicing  Agreement in all materials respects  throughout  the reporting  period or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under Item 1123 of  Regulation  AB to the extent  required  to be included in a Report on Form
10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master  Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

(b)     The Master  Servicer  shall  deliver to the Issuer and the Indenture  Trustee,  with a copy to the Credit  Enhancer,  promptly after having  obtained  knowledge  thereof,  but in no event  later than five  Business  Days  thereafter,  written  notice by means of an  Officer's
Certificate  of any event which with the giving of notice or the lapse of time or both,  would become a Servicing Default.

Section 3.11.    Annual  Independent  Public  Accountants'  Servicing Report. On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  is  required  to be filed  in  accordance  with the  Exchange  Act and the  rules  and regulations  of the  Commission,  the Master  Servicer  at its  expense  shall cause a firm of independent  public  accountants,  which  shall  be  members  of  the  American  Institute  of
Certified Public  Accountants,  to furnish a report to the Depositor,  the Credit Enhancer and the  Indenture  Trustee the  attestation  required  under Item  1122(b) of  Regulation  AB. In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of home loans by  Subservicers,  upon  comparable  statements  for  examinations  conducted by independent public accountants  substantially in accordance with standards  established by the
American  Institute  of  Certified  Public  Accountants  (rendered  within  one  year  of such statement) with respect to such Subservicers.

Section 3.12.    Access to Certain  Documentation  and  Information  Regarding the Home Loans.
Whenever  required by statute or regulation,  the Master  Servicer shall provide to the Credit
Enhancer   and  any   Securityholder   upon   reasonable   request  (or  a  regulator   for  a
Securityholder)  or the Indenture  Trustee,  reasonable access to the documentation  regarding the Home Loans such access shall be afforded  without charge but only upon reasonable  request and during  normal  business  hours at the  offices of the  Master  Servicer.  Nothing in this
Section  3.12 shall  derogate  from the  obligation  of the  Master  Servicer  to observe  any applicable  law  prohibiting  disclosure  of  information  regarding  the  Mortgagors  and the failure of the Master  Servicer  to  provide  access as  provided  in this  Section  3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13.    Maintenance of Certain  Servicing  Insurance  Policies.  The Master  Servicer
shall  during the term of its service as  servicer  maintain in force (i) a policy or policies of insurance  covering  errors and omissions in the  performance of its  obligations as master servicer  hereunder  and  (ii) a  fidelity  bond in  respect  of its  officers,  employees  or agents.  Each  such  policy or  policies  and  fidelity  bond  shall be at least  equal to the coverage  that  would  be  required  by FNMA or  FHLMC,  whichever  is  greater,  for  Persons performing servicing for loans similar to the Home Loans purchased by such entity.

Section 3.14.    Information  Required  by  the  Internal  Revenue  Service  and  Reports  of
Foreclosures  and  Abandonments of Mortgaged  Property.  The Master Servicer shall prepare and deliver all  federal  and state  information  reports  when and as required by all  applicable state and federal  income tax laws.  In  particular,  with  respect to the  requirement  under
Section  6050J of the Code to the effect that the Master  Servicer or  Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year beginning in 2006,  the Master  Servicer or  Subservicer  shall file reports  relating to each  instance occurring  during the  previous  calendar  year in which the Master  Servicer (i) on behalf of the Issuer,  acquires  an interest in any  Mortgaged  Property  through  foreclosure  or other comparable  conversion  in full or partial  satisfaction  of a Home Loan, or (ii) knows or has reason to know that any  Mortgaged  Property has been  abandoned.  The reports from the Master
Servicer  or  Subservicer  shall be in form and  substance  sufficient  to meet the  reporting requirements  imposed by  Section  6050J and  Section  6050H  (reports  relating  to  mortgage interest received) of the Code.

Section 3.15.    Optional  Repurchase of Defaulted Home Loans.  Notwithstanding  any provision in  Section  3.07  to the  contrary,  the  Master  Servicer,  at its  option  and in its  sole discretion,  may  repurchase  any Home Loan  delinquent  in payment for a period of 90 days or longer for a price equal to the Repurchase Price.

Section 3.16.    Limited  Home Loan  Repurchase  Right.  The Limited  Repurchase  Right Holder
will  have the  irrevocable  option  at any  time to  purchase  any of the  Home  Loans at the
Repurchase  Price,  up to a maximum  of five Home  Loans.  In the  event  that this  option is exercised as to any five Home Loans in the aggregate,  this option will  thereupon  terminate.
If at any time the Limited  Repurchase  Right Holder makes a payment to the Custodial  Account covering the amount of the Repurchase  Price for such a Home Loan, and the Limited  Repurchase
Right Holder provides to the Indenture  Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been  deposited in the  Custodial  Account,  then, at the request of the Limited  Repurchase  Right Holder,  the Indenture  Trustee shall execute the assignment of such Home Loan,  without  recourse,  to the Limited  Repurchase Right Holder which shall succeed to all the Indenture  Trustee's  right,  title and interest in and to such
Home Loan,  and all security and  documents  relative  thereto.  Such  assignment  shall be an
assignment  outright  and  not  for  security.   The  Limited  Repurchase  Right  Holder  will
thereupon  own such  Mortgage,  and all  such  security  and  documents,  free of any  further obligation to the Indenture Trustee with respect thereto.

ARTICLE IV

                                    SERVICING CERTIFICATE

Section 4.01.    Statements  to  Securityholders.  (a) With respect to each Payment  Date,  on the  Business Day  following  the related  Determination  Date (or with respect to any Payment
Date for which an Insured  Payment  will occur,  no later than 12:00 P.M.  New York City time, on the second  Business Day prior to the applicable  Payment Date),  the Master Servicer shall forward to the  Indenture  Trustee and the Indenture  Trustee  pursuant to Section 3.26 of the
Indenture  shall  forward  or  cause  to be  forwarded  by mail or  otherwise  make  available electronically  at  www.jpmorgan.com/sfr  to each  Certificateholder,  Noteholder,  the Credit
Enhancer,  the Depositor,  the Owner  Trustee,  the  Certificate  Paying Agent and each Rating
Agency, a statement setting forth the following  information (the "Servicing  Certificate") as to the Notes and Certificates, to the extent applicable:

(i)     the applicable Record Date, Determination Date and Payment Date;

(ii)    the aggregate  amount of payments  received with respect to the Home Loans,  including prepayment amounts;

(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
        Subservicer;

(iv)    the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

(v)     the aggregate amount of (a) Interest  Collections,  (b) Principal  Collections and (c)
        Substitution Adjustment Amounts for such Collection Period;

(vi)    (a) the amount of such  distribution to the  Securityholders  of such Class applied to reduce  the  Note  Balance  or  Certificate  Principal  Balance  thereof,  and (b) the aggregate amount included therein representing Principal Prepayments;

(vii)   the amount of such  distribution  to Holders of such Class of Securities  allocable to interest;

(viii)  if the  distribution  to the Holders of such Class of Securities is less than the full amount that would be  distributable  to such  Holders if there were  sufficient  funds available therefor, the amount of the shortfall;

(ix)    the  aggregate  Note  Balance  or  Certificate  Principal  Balance  of each  Class  of
        Securities,  before and after giving effect to the amounts distributed on such Payment
        Date,  separately  identifying any reduction  thereof due to Liquidation  Loss Amounts other than pursuant to an actual distribution of principal;

(x)     the Note Rate for each Class of Notes for such Payment  Date,  separately  identifying
        LIBOR for such Payment Date, if applicable.

(xi)    the weighted average  remaining term to maturity of the Home Loans after giving effect to the amounts distributed on such Payment Date;

(xii)   the weighted  average Loan Rates of the Home Loans after giving  effect to the amounts distributed on such Payment Date;

(xiii)  the percentage of the outstanding  principal balances of the Notes after giving effect to the distributions on that Payment Date;

(xiv)   the number and Pool Balance of the Home Loans after giving effect to the  distribution of principal on such  Payment Date and the number of Home Loans at the  beginning  and end of the preceding Collection Period;

(xv)    on the basis of the most recent reports furnished to it by  Sub-Servicers,  the number and  aggregate  Loan  Balances  of Home Loans (a) as to which the  Monthly  Payment is
        Delinquent  30-59  days,  60-89 days and 90 or more days,  respectively,  (b) that are foreclosed,  (c) that have become REO and (d) that have been finally liquidated due to being  180  days  or more  delinquent,  in  each  case  as of the  end of the  related
        Collection Period;  provided,  however,  that such information will not be provided on the statements relating to the first Payment Date;

(xvi)   the aggregate  Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation  Loss Payment Amounts with respect to the Notes, and the aggregate  of the  Liquidation  Loss  Amounts  from  all  Collection  Periods  to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

(xvii)  any  material  modifications,  extensions  or  waivers  to the terms of the Home Loans during the Collection Period or that have cumulatively become material over time;

(xviii) any material breaches of Home Loan  representations  or warranties or covenants in the
        Home Loan Purchase Agreement.

(xix)   The amount of any Insured  Payment,  if any, for such  Payment Date and the  aggregate amount of prior draws thereunder not yet reimbursed;

(xx)    the number, aggregate principal balance and book value of any REO properties;

(xxi)   the  aggregate  accrued  interest   remaining  unpaid,  if  any,  for  each  Class  of
        Securities, after giving effect to the distribution made on such Payment Date;

(xxii)  (a) the  number  and  principal  amount of  release  agreements  pursuant  to Section
        3.05(b)(iv)  entered into during the calendar year and since the Closing Date,  stated
        separately,  for the Home Loans and, the  aggregate  outstanding  principal  amount of
        such  release  agreements   expressed  as  a  percentage  of  the  Pool  Balance  with information  provided  separately  with  respect  to all  Unsecured  Loans and (b) the number and principal amount of Capitalization  Workouts pursuant to Section 3.02(a)(v)
        entered into since the Closing Date;

(xxiii) the aggregate amount recovered during the related  Collection Period consisting of all subsequent recoveries on any Home Loan that was 180 days or more delinquent;

(xxiv)  [reserved];

(xxv)   the aggregate  amount of any  recoveries on previously  foreclosed  loans from Sellers due to a breach of a representation or warranty assigned to the Trustee;

(xxvi)  the  amount,  if any,  to be  paid by a  Derivative  Counterparty  under a  Derivative
        Contract;

(xxvii) whether or not a Servicing Trigger has occurred; and

(xxviii)       the  Outstanding  Reserve  Amount and the  Reserve  Amount  Target  immediately following such Payment Date.

        In the case of  information  furnished  pursuant to clauses (vi) and (vii) above,  the amounts  shall  be  expressed  as an  aggregate  dollar  amount  per Note or  Certificate,  as applicable, with a $1,000 denomination.

(b)     In addition,  with respect to each Payment  Date,  on the Business Day  following  the related  Determination  Date, the Master Servicer shall forward to the Credit Enhancer and the
Rating  Agencies  the  following  information  for each  Capitalization  Workout  entered into during the related Collection Period:

(i)     the original Home Loan amount;

(ii)    the Home Loan amount after the Capitalization Workout;

(iii)   the original Monthly Payment amount;

(iv)    the Monthly Payment amount after the Capitalization Workout;

(v)     the Capitalized Amount as defined in Section 3.02(a)(v) herein;

(vi)    the Combined Loan-to-Value Ratio prior to the Capitalization Workout;

(vii)   the Combined Loan-to-Value Ratio after the Capitalization Workout; and

(viii)  if an appraisal was used in determining the Combined  Loan-to-Value  Ratio referred to in (vii) above, the type and date of appraisal.

        The Master Servicer shall also forward to the Indenture  Trustee any other information reasonably  requested by the Indenture  Trustee  necessary to make  distributions  pursuant to
Section  3.05 of the  Indenture.  Prior to the  close of  business  on the  Business  Day next succeeding each  Determination  Date, the Master Servicer shall furnish a written statement to the Certificate  Paying Agent and the Indenture  Trustee  setting forth the aggregate  amounts required to be withdrawn  from the Custodial  Account and deposited  into the Payment  Account on the  Business  Day  preceding  the  related  Payment  Date  pursuant to Section  3.03.  The determination  by the Master  Servicer of such amounts shall, in the absence of obvious error, be  presumptively  deemed to be correct for all purposes  hereunder  and the Owner Trustee and
Indenture  Trustee shall be protected in relying upon the same without any  independent  check or verification.  In addition,  upon the Issuer's  written request,  the Master Servicer shall promptly furnish information  reasonably  requested by the Issuer that is reasonably available to the  Master  Servicer  to enable the Issuer to perform  its  federal  and state  income tax reporting obligations.

        The Master  Servicer  shall also forward to the Credit  Enhancer  and/or its designees any additional  information,  including without limitation,  loss and delinquency  information requested by the Credit Enhancer, with respect to the Home Loans.

Section 4.02.    Tax  Reporting.  So long as 100% of the  Certificates  are  owned by the same person,  then no separate  federal and state  income tax  returns and  information  returns or reports  will be filed  with  respect  to the  Issuer,  and the  Issuer  will be treated as an entity disregarded from the 100% Certificateholder.

Section 4.03.    Calculation of Adjusted  Issue Price.  The Master  Servicer  shall  calculate the Adjusted Issue Price for purposes of calculating the Termination Price.

Section 4.04.    Exchange Act Reporting.

(a)     The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Estate,  sign and cause to be filed with the  Commission any periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the rules  and  regulations  of the
Commission  thereunder  including,  without  limitation,  reports on Form 10-K,  Form 10-D and
Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Indenture  Trustee shall timely provide to the Master  Servicer (I) a list of  Securityholders as shown on the Register as of the end of each calendar  year,  (II) copies of all  pleadings, other legal  process and any other  documents  relating to any claims,  charges or  complaints involving the Indenture Trustee,  as trustee hereunder,  or the Trust Estate that are received by the  Indenture  Trustee,  (III) notice of all matters  that,  to the actual  knowledge of a
Responsible  Officer  of  the  Indenture  Trustee,  have  been  submitted  to a  vote  of  the
Securityholders,  other  than  those  matters  that  have  been  submitted  to a  vote  of the
Securityholders  at the request of the Depositor or the Master  Servicer,  and  (IV) notice of any  failure of the  Indenture  Trustee to make any  distribution  to the  Securityholders  as required  pursuant to this Agreement.  Neither the Master  Servicer nor the Indenture  Trustee
shall have any liability  with respect to the Master  Servicer's  failure to properly  prepare or file such periodic reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information  not resulting from the Master  Servicer's own negligence or willful misconduct

(b)     Any Form 10-K filed with the  Commission  in  connection  with this Section 4.04 shall include:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the Master  Servicer,  in the form  attached as Exhibit D hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in
        compliance  with Rules 13a-14 and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant  Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving the Master  Servicer  that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on assessment  of compliance  received from other  parties  participating  in the  servicing  function  as  required  by  relevant
        Commission  regulations,  as described in Item  1122(a) of  Regulation  AB. The Master
        Servicer shall obtain from all other parties  participating in the servicing  function any required certifications.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that  attests to, and reports on, the  assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.11.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.10.

(c)     In connection with the Form 10-K  Certification,  the Indenture  Trustee shall provide the Master  Servicer with a back-up  certification  substantially  in the form attached hereto as Exhibit E.

(d)     This Section 4.04 may be amended in accordance with this Servicing  Agreement  without the consent of the Securityholders.

(e)     The  Indenture  Trustee  shall make  available  on the  Indenture  Trustee's  internet website each of the reports filed with the  Commission by or on behalf of the Depositor  under the  Exchange  Act, as soon as  reasonably  practicable  upon  delivery of such reports to the
Indenture Trustee.

ARTICLE V

                                       PAYMENT ACCOUNT

Section 5.01.    Payment  Account.  The  Indenture  Trustee  shall  establish  and  maintain a
Payment Account entitled  "JPMorgan Chase Bank,  National  Association,  as Indenture Trustee,
for the benefit of the  Securityholders,  the Credit Enhancer and the Certificate Paying Agent
pursuant to the  Indenture,  dated as of September 28, 2006,  between Home Loan Trust 2006-HI4 and JPMorgan  Chase Bank,  National  Association".  The Payment  Account  shall be an Eligible
Account.   On  each  Payment  Date,  amounts  on  deposit  in  the  Payment  Account  will  be distributed by the Indenture  Trustee in accordance with  Section 3.05  of the Indenture.  The
Indenture  Trustee shall,  upon written request from the Master Servicer,  invest or cause the institution  maintaining  the Payment  Account to invest the funds in the  Payment  Account in
Permitted  Investments  designated  in the name of the Indenture  Trustee,  which shall mature not later than the Business Day next  preceding  the Payment Date next  following  the date of such  investment  (except that (i) any  investment in the  institution  with which the Payment
Account is maintained or a fund for which such  institution  serves as custodian may mature on such  Payment  Date and (ii) any  other  investment  may  mature on such  Payment  Date if the
Indenture  Trustee  shall  advance  funds on such Payment  Date to the Payment  Account in the amount  payable on such  investment  on such  Payment  Date,  pending  receipt  thereof to the extent  necessary to make  distributions  on the Securities) and shall not be sold or disposed of prior to  maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal or order from time to time.  The  amount of any losses  incurred  in  respect  of any such  investments  shall be deposited in the Payment  Account by the Master  Servicer out of its own funds  immediately as realized.

ARTICLE VI

                                     THE MASTER SERVICER

Section 6.01.    Liability  of the Master  Servicer.  The Master  Servicer  shall be liable in accordance  herewith  only to the  extent of the  obligations  specifically  imposed  upon and undertaken by the Master Servicer herein.

Section 6.02.    Merger or Consolidation  of, or Assumption of the Obligations of, the Master
Servicer.  Any  corporation  into which the Master Servicer may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting from any merger,  conversion or consolidation  to which the Master Servicer shall be a party,  or any  corporation  succeeding to the  business  of the Master  Servicer,  shall be the  successor  of the  Master  Servicer, hereunder,  without  the  execution  or filing of any paper or any  further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        The Master  Servicer  may assign its rights and  delegate  its duties and  obligations under  this  Servicing  Agreement;  provided  that the Person  accepting  such  assignment  or delegation  shall  be a  Person  which is  qualified  to  service  Home  Loans  is  reasonably satisfactory  to the  Indenture  Trustee (as pledgee of the Home Loans),  the Credit  Enhancer and the  Issuer,  is willing  to  service  the Home Loans and  executes  and  delivers  to the
Indenture  Trustee and the Issuer an agreement in form and substance  reasonably  satisfactory to the Credit  Enhancer,  the Indenture  Trustee and the Issuer,  which contains an assumption by such  Person of the due and  punctual  performance  and  observance  of each  covenant  and condition to be performed or observed by the Master  Servicer under this Servicing  Agreement;
provided  further that each Rating  Agency's  rating of the  Securities in effect  immediately prior to such  assignment and  delegation  will not be qualified,  reduced,  or withdrawn as a result of such  assignment  and  delegation (as evidenced by a letter to such effect from each
Rating  Agency),  if  determined  without  regard to the Credit  Enhancement  Instrument,  and provided  further  that the Owner  Trustee  receives  an Opinion of Counsel to the effect that such  assignment  or delegation  shall not cause the Trust to be treated as a corporation  for federal or state income tax purposes.

        Notwithstanding  anything to the contrary set forth herein,  any Person into which the
Master  Servicer  may be merged or  converted  or with  which it may be  consolidated,  or any
Person  resulting from any merger,  conversion or  consolidation  to which the Master Servicer shall be a party, or any Person  succeeding to the business of the Master  Servicer,  shall be the  successor  of the Master  Servicer,  hereunder,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto.

        The  conversion of Residential  Funding  Corporation  organizational  structure from a
Delaware  corporation  to a limited  liability  company  shall not  require the consent of any party or notice to any party and shall not in any way  affect  the  rights or  obligations  of
Residential Funding Corporation hereunder.

Section 6.03.    Limitation  on  Liability  of the Master  Servicer  and  Others.  Neither the
Master  Servicer  nor any of the  directors  or officers or  employees or agents of the Master
Servicer  shall be under any  liability  to the  Issuer,  the  Owner  Trustee,  the  Indenture
Trustee or the  Securityholders  for any action taken or for refraining from the taking of any action in good faith  pursuant  to this  Servicing  Agreement,  provided,  however,  that this provision  shall not protect the Master  Servicer  or any such  Person  against any  liability which  would  otherwise  be imposed by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations and duties  hereunder.  The Master Servicer and any director or officer or employee or agent of the Master  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising hereunder.  The Master  Servicer  and any  director  or officer  or  employee  or agent of the
Master  Servicer  shall be  indemnified  by the Issuer  and held  harmless  against  any loss, liability or expense  incurred in connection  with any legal action relating to this Servicing
Agreement or the  Securities,  including any amount paid to the Owner Trustee or the Indenture
Trustee  pursuant to Section  6.06(b),  other than any loss,  liability or expense incurred by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder  or by  reason of its  reckless  disregard  of its  obligations  and  duties hereunder.  The Master  Servicer shall not be under any obligation to appear in,  prosecute or defend any legal  action  which is not  incidental  to its duties to service the Home Loans in accordance  with this  Servicing  Agreement,  and which in its  opinion  may involve it in any expense or liability;  provided,  however, that the Master Servicer may in its sole discretion undertake  any such  action  which it may deem  necessary  or  desirable  in  respect  of this
Servicing  Agreement,  and the rights and duties of the parties  hereto and the  interests  of the  Securityholders.  In such event,  the reasonable  legal expenses and costs of such action and any  liability  resulting  therefrom  shall be  expenses,  costs  and  liabilities  of the
Issuer,  and the Master  Servicer  shall be entitled  to be  reimbursed  therefor.  The Master
Servicer's  right to indemnity or  reimbursement  pursuant to this Section 6.03 shall  survive any  resignation or termination of the Master  Servicer  pursuant to Section 6.04 or 7.01 with respect to any losses,  expenses,  costs or liabilities  arising prior to such  resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04.    Master  Servicer Not to Resign.  Subject to the  provisions  of Section 6.02, the Master  Servicer  shall not resign from the  obligations  and duties hereby  imposed on it except (i) upon  determination  that the  performance of its  obligations or duties  hereunder are no longer  permissible  under  applicable  law or are in  material  conflict  by reason of applicable law with any other  activities  carried on by it or its subsidiaries or Affiliates, the other  activities  of the Master  Servicer so causing such a conflict  being of a type and nature  carried on by the Master  Servicer or its  subsidiaries  or  Affiliates at the date of this  Servicing  Agreement or (ii) upon  satisfaction  of the  following  conditions:  (a) the
Master  Servicer  shall have  proposed a successor  servicer  to the Issuer and the  Indenture
Trustee in writing and such  proposed  successor  servicer  is  reasonably  acceptable  to the
Issuer,  the Credit  Enhancer and the  Indenture  Trustee;  (b) each Rating  Agency shall have delivered a letter to the Issuer,  the Credit Enhancer and the Indenture  Trustee prior to the appointment  of  the  successor  servicer  stating  that  the  proposed  appointment  of  such successor  servicer  as  Master  Servicer  hereunder  will  not  result  in the  reduction  or withdrawal of the then current rating of the Securities,  if determined  without regard to the
Credit  Enhancement  Instrument;  and (c)  such  proposed  successor  servicer  is  reasonably acceptable  to the Credit  Enhancer,  as evidenced by a letter to the Issuer and the Indenture
Trustee,  provided,  however,  that no such  resignation  by the Master  Servicer shall become effective until such successor  servicer or, in the case of (i) above, the Indenture  Trustee, as pledgee of the Home Loans,  shall have assumed the Master Servicer's  responsibilities  and obligations  hereunder  or the  Indenture  Trustee,  as pledgee of the Home Loans,  shall have designated a successor  servicer in accordance with Section 7.02. Any such  resignation  shall not relieve the Master  Servicer of  responsibility  for any of the  obligations  specified in
Sections 7.01 and 7.02 as  obligations  that survive the  resignation  or  termination  of the
Master  Servicer.  Any such  determination  permitting the  resignation of the Master Servicer shall be  evidenced  by an  Opinion  of  Counsel to such  effect  delivered  to the  Indenture
Trustee and the Credit Enhancer.

Section 6.05.    Delegation  of  Duties.  In the  ordinary  course  of  business,  the  Master
Servicer at any time may delegate any of its duties  hereunder  to any Person,  including  any of its Affiliates,  who agrees to conduct such duties in accordance with standards  comparable to those with which the Master  Servicer  complies  pursuant to Section 3.01.  Such delegation shall not relieve the Master  Servicer of its liabilities  and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06.    Master  Servicer to Pay  Indenture  Trustee's and Owner  Trustee's  Fees and
Expenses;  Indemnification.  (a)  The  Master  Servicer  covenants  and  agrees  to pay to the
Owner  Trustee,  the Indenture  Trustee and any  co-trustee  of the  Indenture  Trustee or the
Owner Trustee from time to time,  and the Owner  Trustee,  the Indenture  Trustee and any such co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision  of law in regard to the  compensation  of a trustee  of an  express  trust) for all services  rendered  by each of them in the  execution  of the trusts  created  under the Trust
Agreement  and the  Indenture  and in the  exercise and  performance  of any of the powers and duties under the Trust  Agreement or the Indenture,  as the case may be, of the Owner Trustee, the Indenture  Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse the
Indenture Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements and advances  incurred or made by the Indenture  Trustee or any co-trustee in accordance  with any of the  provisions of this Servicing  Agreement or the Indenture  except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith.

(b)     The Master  Servicer  agrees to indemnify the Indenture  Trustee and the Owner Trustee for, and to hold the Indenture  Trustee and the Owner  Trustee,  as the case may be,  harmless against,  any loss,  liability or expense  incurred without  negligence,  bad faith or willful misconduct  on the part of the  Indenture  Trustee or the Owner  Trustee,  as the case may be, arising out of, or in connection  with, the acceptance  and  administration  of the Issuer and the assets  thereof,  including the costs and expenses  (including  reasonable  legal fees and expenses)  of  defending  the  Indenture  Trustee  or the Owner  Trustee,  as the case may be, against  any claim in  connection  with the  exercise or  performance  of any of its powers or duties  under any Basic  Document  (including,  without  limitation,  any  claim  against  the
Indenture  Trustee or the Owner Trustee alleging a violation of the  Homeownership  and Equity
Protection Act of 1994, as amended), provided that:

(i)     with respect to any such claim,  the Indenture  Trustee or Owner Trustee,  as the case may be, shall have given the Master  Servicer  written notice  thereof  promptly after the  Indenture  Trustee  or  Owner  Trustee,  as the case may be,  shall  have  actual knowledge thereof;

(ii)    while maintaining  control over its own defense,  the Issuer, the Indenture Trustee or
        Owner Trustee,  as the case may be, shall  cooperate and consult fully with the Master
        Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this  Servicing  Agreement  to the  contrary,  the Master
        Servicer shall not be liable for  settlement of any claim by the Indenture  Trustee or the Owner  Trustee,  as the case may be, entered into without the prior consent of the
        Master Servicer.

No  termination  of this  Servicing  Agreement  shall affect the  obligations  created by this
Section 6.06 of the Master  Servicer to indemnify the Indenture  Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing,  the indemnification provided by the Master Servicer in this  Section  6.06(b)  shall not be available  (a) for any loss,  liability or expense of the
Indenture  Trustee or the Owner Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection with any actions taken by the Indenture  Trustee or the Owner Trustee at the direction of the Noteholders or  Certificateholders,  as the case may be,  pursuant to the terms of this  Servicing  Agreement or (b) where  indemnification  by the
Indenture Trustee is required pursuant to Section 9.05(a).

ARTICLE VII

                                           DEFAULT

Section 7.01.    Servicing Default.  If any one of the following events ("Servicing  Default")
shall occur and be continuing:

(i)     Any failure by the Master Servicer to deposit in the Custodial  Account or to remit to the Paying  Agent for deposit in the Payment  Account any deposit  required to be made under the terms of this Servicing  Agreement which  continues  unremedied for a period of five Business  Days after the date upon which written  notice of such failure shall have been given to the Master Servicer by the Issuer or the Indenture  Trustee,  or to
        the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

(ii)    Failure on the part of the Master  Servicer duly to observe or perform in any material respect any other  covenants  or  agreements  of the Master  Servicer set forth in the
        Securities or in this Servicing  Agreement,  which failure,  in each case,  materially and adversely  affects the  interests of  Securityholders  or the Credit  Enhancer and which  continues  unremedied  for a period of 45 days after the date on which  written notice of such  failure,  requiring  the same to be  remedied,  and stating  that such notice is a "Notice  of  Default"  hereunder,  shall  have  been  given to the  Master
        Servicer  by the  Issuer or the  Indenture  Trustee,  or to the Master  Servicer,  the
        Issuer and the Indenture Trustee by the Credit Enhancer; or

(iii)   The entry  against  the Master  Servicer  of a decree or order by a court or agency or supervisory  authority  having  jurisdiction  in the premises for the appointment of a trustee,  conservator,  receiver or  liquidator  in any  insolvency,  conservatorship, receivership,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the winding up or liquidation of its affairs, and the continuance of any such decree or order  undischarged or unstayed and in effect for a period of 60 consecutive days; or

(iv)    The Master Servicer shall voluntarily go into liquidation,  consent to the appointment
        of  a  conservator,   receiver,  liquidator  or  similar  person  in  any  insolvency, readjustment of debt,  marshalling of assets and liabilities or similar proceedings of or relating to the Master  Servicer or of or relating to all or  substantially  all of its property,  or a decree or order of a court, agency or supervisory authority having jurisdiction  in  the  premises  for  the  appointment  of  a  conservator,  receiver, liquidator or similar person in any insolvency,  readjustment of debt,  marshalling of assets and  liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged,  unbonded or unstayed for a period of 60 days;  or the Master  Servicer  shall admit in writing its  inability to pay its debts  generally  as  they  become  due,  file a  petition  to take  advantage  of any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

Then,  and in every such case, so long as a Servicing  Default shall not have been remedied by the Master  Servicer,  either the Issuer or the  Indenture  Trustee,  with the  consent of the
Credit  Enhancer (so long as no Credit Enhancer  Default has occurred and is  continuing),  or the Credit  Enhancer (so long as no Credit  Enhancer  Default has occurred and is continuing), by notice then given in writing to the Master  Servicer  (and to the Issuer and the  Indenture
Trustee if given by the Credit  Enhancer) may terminate all of the rights and  obligations  of the Master  Servicer  as  servicer  under  this  Servicing  Agreement  other than its right to receive  servicing  compensation  and expenses for servicing the Home Loans  hereunder  during any  period  prior to the date of such  termination  and the Issuer or the  Indenture  Trustee with the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default has occurred and is  continuing),  or the  Credit  Enhancer  (so long as no  Credit  Enhancer  Default  has occurred  and is  continuing)  may  exercise  any and all other  remedies  available at law or equity.  Any such notice to the Master  Servicer  shall also be given to each  Rating  Agency, the Credit  Enhancer  and the Issuer.  On or after the receipt by the Master  Servicer of such written  notice,  all  authority  and  power  of the  Master  Servicer  under  this  Servicing
Agreement,  whether with respect to the Securities or the Home Loans or otherwise,  shall pass to and be vested in the  Indenture  Trustee as  successor  Master  Servicer,  pursuant  to and under this Section 7.01; and, without  limitation,  the Indenture Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the Master Servicer,  as  attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish all other
acts  or  things   necessary  or  appropriate  to  effect  the  purposes  of  such  notice  of termination,  whether to complete the transfer and  endorsement  of each Home Loan and related documents,  or otherwise.  The Master Servicer agrees to cooperate with the Indenture  Trustee in  effecting  the  termination  of the  responsibilities  and rights of the  Master  Servicer hereunder,  including,  without  limitation,  the  transfer to the  Indenture  Trustee for the administration  by it of all cash  amounts  relating  to the Home Loans that shall at the time be held by the Master  Servicer and to be deposited by it in the  Custodial  Account,  or that have been  deposited by the Master  Servicer in the Custodial  Account or thereafter  received by the Master  Servicer  with  respect to the Home Loans.  All  reasonable  costs and expenses
(including,  but not limited to,  attorneys'  fees) incurred in connection  with amending this
Servicing  Agreement to reflect such succession as Master  Servicer  pursuant to this Section
7.01 shall be paid by the predecessor  Master Servicer (or if the predecessor  Master Servicer is the  Indenture  Trustee,  the initial  Master  Servicer)  upon  presentation  of reasonable documentation of such costs and expenses.

        Notwithstanding  any termination of the activities of the Master  Servicer  hereunder, the Master  Servicer shall be entitled to receive,  out of any late collection of a payment on a Home Loan which was due prior to the notice  terminating  the Master  Servicer's  rights and obligations  hereunder  and  received  after  such  notice,  that  portion to which the Master
Servicer  would have been  entitled  pursuant to Sections  3.03 and 3.09 as well as its Master
Servicing  Fee in respect  thereof,  and any other  amounts  payable  to the  Master  Servicer hereunder  the  entitlement  to  which  arose  prior  to the  termination  of  its  activities hereunder.

        Notwithstanding  the foregoing,  a delay in or failure of  performance  under Section
7.01(i) or under  Section  7.01(ii)  after the  applicable  grace  periods  specified  in such
Sections,  shall not  constitute  a  Servicing  Default if such delay or failure  could not be prevented by the  exercise of  reasonable  diligence by the Master  Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared  war, public disorder, rebellion or sabotage,  epidemics,  landslides,  lightning, fire, hurricanes, earthquakes,  floods or similar  causes.  The preceding  sentence shall not relieve the Master
Servicer  from using  reasonable  efforts to perform its  respective  obligations  in a timely manner in  accordance  with the terms of this  Servicing  Agreement  and the  Master  Servicer shall provide the Indenture Trustee,  the Credit Enhancer and the Securityholders  with notice of such failure or delay by it,  together with a description  of its efforts to so perform its obligations.  The Master Servicer shall immediately notify the Indenture  Trustee,  the Credit
Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02.    Indenture  Trustee to Act;  Appointment  of  Successor.  (a) On and after the time the Master  Servicer  receives a notice of termination  pursuant to Section 7.01 or sends a notice  pursuant to Section  6.04,  the  Indenture  Trustee  shall be the  successor  in all respects to the Master  Servicer in its capacity as servicer  under this  Servicing  Agreement and the  transactions  set  forth or  provided  for  herein  and shall be  subject  to all the responsibilities,  duties and  liabilities  relating  thereto placed on the Master Servicer by the  terms  and  provisions  hereof.  Nothing  in this  Servicing  Agreement  or in the  Trust
Agreement  shall be  construed  to permit or require the  Indenture  Trustee to (i) succeed to the  responsibilities,  duties and  liabilities of the initial Master Servicer in its capacity as Seller under the Home Loan Purchase  Agreement,  (ii) be responsible or accountable for any act or  omission  of the Master  Servicer  prior to the  issuance  of a notice of  termination hereunder,  (iii)  require or obligate  the  Indenture  Trustee,  in its capacity as successor
Master  Servicer,  to purchase,  repurchase or substitute any Home Loan,  (iv) fund any losses on any Permitted  Investment  directed by any other Master  Servicer or (v) be responsible for the  representations  and warranties of the Master  Servicer.  As compensation  therefor,  the
Indenture  Trustee shall be entitled to such  compensation  as the Master  Servicer would have been entitled to hereunder if no such notice of  termination  had been given.  Notwithstanding the above, (i) if the Indenture  Trustee is unwilling to act as successor Master Servicer,  or
(ii) if the Indenture  Trustee is legally unable so to act, the Indenture  Trustee may (in the situation  described  in clause  (i)) or shall (in the  situation  described  in clause  (ii))
appoint or petition a court of competent  jurisdiction to appoint any established  housing and home finance  institution,  bank or other mortgage loan or home equity loan servicer  having a net worth of not less than  $10,000,000 as the successor to the Master  Servicer  hereunder in the  assumption  of all or any part of the  responsibilities,  duties  or  liabilities  of the
Master  Servicer  hereunder;  provided  that  any  such  successor  Master  Servicer  shall be acceptable  to the Credit  Enhancer,  as  evidenced  by the Credit  Enhancer's  prior  written consent  (so long as no  Credit  Enhancer  Default  has  occurred  and is  continuing),  which consent shall not be unreasonably  withheld,  and provided further that the appointment of any such successor Master Servicer will not result in the  qualification,  reduction or withdrawal of the ratings  assigned to the  Securities  by the Rating  Agencies,  if  determined  without regard to the  Credit  Enhancement  Instrument.  Pending  appointment  of a  successor  to the
Master Servicer  hereunder,  unless the Indenture Trustee is prohibited by law from so acting, the  Indenture  Trustee  shall act in such  capacity as herein above  provided.  In connection with such  appointment  and  assumption,  the successor  Master  Servicer shall be entitled to receive  compensation  out of  payments on Home Loans in an amount  equal to the  compensation which the Master  Servicer  would  otherwise  have received  pursuant to Section 3.09 (or such
lesser   compensation  as  the  Indenture  Trustee  and  such  successor  shall  agree).   The
appointment of a successor  Master  Servicer shall not affect any liability of the predecessor
Master  Servicer  which  may  have  arisen  under  this  Servicing   Agreement  prior  to  its
termination as Master  Servicer  (including,  without  limitation,  the obligation to purchase
Home  Loans  pursuant  to  Section  3.01,  to pay any  deductible  under an  insurance  policy pursuant to Section 3.04 or to indemnify  the  Indenture  Trustee  pursuant to Section  6.06), nor  shall  any  successor  Master  Servicer  be  liable  for  any  acts or  omissions  of the predecessor  Master  Servicer  or  for  any  breach  by  such  Master  Servicer  of any of its representations  or warranties  contained herein or in any related document or agreement.  The
Indenture  Trustee and such successor  shall take such action,  consistent with this Servicing
Agreement, as shall be necessary to effectuate any such succession.

(b)     Any successor,  including the Indenture  Trustee,  to the Master  Servicer as servicer shall during the term of its service as servicer (i)  continue to service and  administer  the
Home  Loans  for the  benefit  of the  Securityholders,  (ii)  maintain  in force a policy  or policies of insurance  covering  errors and omissions in the performance of its obligations as
Master  Servicer  hereunder  and a fidelity  bond in respect of its  officers,  employees  and agents to the same extent as the Master  Servicer is so required  pursuant to Section 3.13 and
(iii) be bound by the terms of the Insurance Agreement.

(c)     Any successor Master Servicer,  including the Indenture  Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the predecessor  Master Servicer shall fail to deliver any required  deposit to the  Custodial  Account or otherwise  cooperate  with any required servicing transfer or succession hereunder.

(d)     In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the  successor  Master Servicer,  including the Indenture  Trustee if the Indenture
Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member of MERS in good  standing and shall agree to comply in all material  respects  with the rules and  procedures  of MERS in  connection  with the  servicing  of the Home Loans that are registered with MERS, in which case the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing  MERS to revise its records to reflect the  transfer of servicing to the successor  Master  Servicer as necessary  under MERS' rules and  regulations, or (ii) the  predecessor  Master Servicer shall  cooperate with the successor  Master Servicer in causing  MERS to execute  and deliver an  assignment  of  Mortgage  in  recordable  form to transfer  the  Mortgage  from MERS to the  Indenture  Trustee and to execute and deliver  such other  notices,  documents and other  instruments as may be necessary or desirable to effect a transfer  of such  Home  Loan or  servicing  of such  Home  Loan  on the  MERS  System  to the successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such  assignment in the appropriate  recording  office.  The  predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing  any  assignments  of  Mortgage,  and fees and  costs of  filing  any  assignments  of  Mortgage  that may be  required  under  this subsection  (d). The successor  Master  Servicer  shall cause such  assignment to be delivered to the  Indenture  Trustee  or the  Custodian  promptly  upon  receipt  of the  original  with evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

Section 7.03.    Notification  to  Securityholders.  Upon any termination of or appointment of a  successor  to the  Master  Servicer  pursuant  to this  Article  VII or Section  6.04,  the
Indenture  Trustee  shall give  prompt  written  notice  thereof to the  Securityholders,  the
Credit Enhancer, the Issuer and each Rating Agency.

Section 7.04.    Servicing  Trigger;  Removal of Master  Servicer.  (a) Upon  determination by the Credit  Enhancer that a Servicing  Trigger has occurred,  the Credit  Enhancer  shall give notice of such  Servicing  Trigger  to the  Master  Servicer,  the  Depositor,  the  Indenture
Trustee and to each Rating Agency.

(b)     At any time after such determination and while a Servicing Trigger is continuing,  the
Credit  Enhancer may direct the Indenture  Trustee to remove the Master Servicer if the Credit
Enhancer makes a determination  that the manner of master servicing was a factor  contributing to the size of the delinquencies or losses incurred in the Trust Estate.

(c)     Upon receipt of  directions  to remove the Master  Servicer  pursuant to the preceding clause  (b),  the  Indenture  Trustee  shall  notify  the  Master  Servicer  that it has  been terminated  and the Master  Servicer  shall be  terminated  in the same manner as specified in
Sections 7.01 and 7.02.

(d)     After  notice  of  occurrence  of a  Servicing  Trigger  has been  given  and  while a
Servicing  Trigger is  continuing,  until and unless the Master  Servicer  has been removed as provided  in clause  (b),  the  Master  Servicer  covenants  and  agrees to act as the  Master
Servicer for a term from the  occurrence of the  Servicing  Trigger to the end of the calendar quarter in which  such  Servicing  Trigger  occurs,  which  term may at the Credit  Enhancer's discretion be extended by notice to the Indenture  Trustee for  successive  terms of three (3)
calendar  months each,  until the  termination of the Trust Estate.  The Master Servicer will, upon the receipt of each such  notice of  extension  (a "Master  Servicer  Extension  Notice")
become  bound for the duration of the term covered by such Master  Servicer  Extension  Notice to continue as Master Servicer  subject to and in accordance  with this  Agreement.  If, as of the  fifteenth  (15th)  day  prior to the last day of any  term as the  Master  Servicer,  the
Indenture  Trustee  shall not have  received  any Master  Servicer  Extension  Notice from the
Credit Enhancer,  the Indenture Trustee shall, within five (5) Business Days thereafter,  give written  notice of such no receipt  to the Credit  Enhancer  and the Master  Servicer.  If any
such term  expires  without a Master  Servicer  Extension  Notice then the  Indenture  Trustee shall act as successor Master Servicer as provided in Section 7.02.

(e)     No  provision of this Section 7.04 shall have the effect of limiting the rights of the
Depositor,  the Indenture Trustee,  the  Securityholders or the Credit Enhancer under Section
7.01.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.01.    Amendment.  This Servicing  Agreement may be amended from time to time by the parties  hereto,  provided  that any  amendment  be  accompanied  by a letter  from the Rating
Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then  assigned to the  Securities,  if  determined  without  regard to the Credit  Enhancement
Instrument,  and the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default has occurred and is  continuing)  and the Indenture  Trustee.  Promptly after the execution by the Master Servicer,  the Issuer and the Indenture  Trustee of any amendment of this Servicing
Agreement  pursuant to this Section 8.01,  the  Indenture  Trustee shall provide the Custodian with written  copies  thereof.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however,  in any way impair or affect the validity of any such amendment.

Section 8.02.    GOVERNING  LAW.  THIS  SERVICING  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS
(OTHER THAN  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW),  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 8.03.    Notices.  All  demands,  notices  and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by certified mail,  return receipt  requested,  to (a) in the case of the Master  Servicer,  2255
North  Ontario  Street,  Suite  400,  Burbank,  California  91504-3120,   Attention:  Addition
Director - Bond  Administration,  (b) in the case of Moody's,  Home Mortgage  Loan  Monitoring
Group, 99 Church Street,  4th Floor,  New York, New York 10007,  (c) in the case of Standard &
Poor's,  55 Water  Street - 41st  Floor,  New York,  New York  10041,  Attention:  Residential
Mortgage  Surveillance Group, (d) in the case of the Owner Trustee,  Wilmington Trust Company,
Rodney Square North, 1100 North Market Street,  Wilmington,  Delaware  19890-0001,  Attention:
Corporate Trust  Administration,  (e) in the case of the Issuer,  to Home Loan Trust 2006-HI4,
c/o Owner Trustee,  Wilmington Trust Company,  Rodney Square North,  1100 North Market Street,
Wilmington,  Delaware 19890-0001,  Attention: Corporate Trust Administration,  (f) in the case of the Indenture Trustee,  JPMorgan Chase Bank,  National  Association,  4 New York Plaza, 6th
Floor, New York, New York 10004, Attention:  Worldwide Securities  Services/Structured Finance
Services,  Home  Loan  Trust  2006-HI4,  (g) in the  case of the  Credit  Enhancer,  Financial
Guaranty Insurance Company,  125 Park Avenue, New York, New York 10017, Attention:  Structured
Finance  Surveillance (Home Loan  Trust 2006-HI4)  (h) in the case of the Underwriter to Bear,
Stearns  & Co,  Inc.,  383  Madison  Avenue,  New  York,  New York  10179  Attention:  Matthew
Perkins;  or, as to each party,  at such other address as shall be designated by such party in a written  notice to each other  party.  Any notice  required or  permitted  to be mailed to a
Securityholder  shall be given by first class mail,  postage  prepaid,  at the address of such
Securityholder  as shown in the Register.  Any notice so mailed within the time  prescribed in this Servicing  Agreement shall be conclusively  presumed to have been duly given,  whether or not the  Securityholder  receives  such notice.  Any notice or other  document  required to be delivered  or  mailed  by the  Indenture  Trustee  to any  Rating  Agency  shall be given on a reasonable  efforts  basis  and  only  as a  matter  of  courtesy  and  accommodation  and the
Indenture  Trustee  shall have no liability for failure to delivery such notice or document to any Rating Agency.

Section 8.04.    Severability   of   Provisions.   If  any  one  or  more  of  the  covenants,
agreements,  provisions  or  terms  of  this  Servicing  Agreement  shall  be for  any  reason whatsoever  held  invalid,  then such  covenants,  agreements,  provisions  or terms  shall be deemed  severable  from  the  remaining  covenants,  agreements,  provisions  or terms of this
Servicing  Agreement  and shall in no way affect the validity or  enforceability  of the other
provisions  of  this  Servicing   Agreement  or  of  the  Securities  or  the  rights  of  the
Securityholders thereof.

Section 8.05.    Third-Party  Beneficiaries.  This  Servicing  Agreement  shall  inure  to the benefit of and be binding upon the parties hereto, the  Securityholders,  the Credit Enhancer,
the  Owner  Trustee  and  their  respective  successors  and  permitted  assigns.   Except  as
otherwise  provided  in this  Servicing  Agreement,  no other  Person  shall have any right or obligation  hereunder.  The Credit  Enhancer is a third-party  beneficiary  of this  Servicing
Agreement.

Section 8.06.    Counterparts.   This   instrument   may  be   executed   in  any   number  of
counterparts,  each of which so  executed  shall be  deemed  to be an  original,  but all such counterparts shall together constitute but one and the same instrument.

Section 8.07.    Effect of Headings  and Table of Contents.  The Article and Section  headings herein  and the  Table  of  Contents  are for  convenience  only  and  shall  not  affect  the construction hereof.

Section 8.08.    Termination  Upon Purchase by the Master Servicer or Liquidation of All Home
Loans;  Partial  Redemption.  (a)  The  respective  obligations  and  responsibilities  of the
Master  Servicer,  the Issuer and the Indenture  Trustee  created hereby shall  terminate upon the last action  required to be taken by the Issuer  pursuant  to the Trust  Agreement  and by the Indenture Trustee pursuant to the Indenture following the earlier of:

(i)     the date on or before which the Indenture or Trust Agreement is terminated, or

(ii)    the  purchase  by the  Master  Servicer  from the  Issuer  of all Home  Loans  and all property  acquired  in  respect of any Home Loan at a price  equal to the  Termination
        Price.

The right of the Master  Servicer  to  purchase  the assets of the Issuer  pursuant to clause
(ii) above on any Payment Date is conditioned  upon the Pool Balance (after applying  payments received  in the  related  Collection  Period)  as of such  Payment  Date  being less than ten percent of the  aggregate  of the Cut-off  Date Loan  Balances  of the Home  Loans;  provided, however,  that no such  purchase  will be  permitted  if it would  result in a draw  under the
Credit  Enhancement  Instrument  or will  result in any amounts  owing to the Credit  Enhancer remaining  unreimbursed,  unless,  in either case, the Credit Enhancer consents (so long as no
Credit  Enhancer  Default has occurred and is continuing) in writing to the purchase.  If such right is exercised by the Master  Servicer,  the Master Servicer shall deposit the Termination
Price  calculated  pursuant  to clause  (ii)  above with the  Indenture  Trustee  pursuant  to
Section 4.10 of the Indenture  and, upon the receipt of such  deposit,  the Indenture  Trustee or Custodian  shall  release to the Master  Servicer,  the files  pertaining to the Home Loans being purchased.

(b)     The Master  Servicer,  at its  expense,  shall  prepare and  deliver to the  Indenture
Trustee for execution,  at the time the Home Loans are to be released to the Master  Servicer, appropriate  documents  assigning each such Home Loan from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

(c)     The Master  Servicer  shall give the  Indenture  Trustee not less than seven  Business
Days' prior written notice of the Payment Date on which the Master Servicer  anticipates  that the final  distribution  will be made to Noteholders.  Notice of any  termination,  specifying the  anticipated  Final Insured Payment Date or other Payment Date (which shall be a date that would  otherwise be a Payment Date) upon which the  Noteholders  may surrender  their Notes to the  Indenture  Trustee  (if so  required  by the  terms  hereof)  for  payment  of the  final distribution  and  cancellation,  shall  be  given  promptly  by the  Master  Servicer  to the
Indenture Trustee specifying:

(i)     the  anticipated  Final  Insured  Payment Date or other  Payment Date upon which final payment of the Notes is  anticipated  to be made upon  presentation  and  surrender of
        Notes at the office or agency of the Indenture Trustee therein designated; and

(ii)    the amount of any such final payment, if known.

Section 8.09.    Certain  Matters  Affecting the Indenture  Trustee.  For all purposes of this
Servicing  Agreement,  in the  performance  of any of its duties or in the  exercise of any of its powers  hereunder,  the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10.    Owner  Trustee  Not Liable for  Related  Documents.  The  recitals  contained herein shall be taken as the  statements of the  Depositor,  and the Owner Trustee  assumes no responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or sufficiency of this  Servicing  Agreement,  of any Basic Document or of the
Certificates  (other than the  signatures  of the Owner  Trustee on the  Certificates)  or the
Notes, or of any Related  Documents,  or of MERS or the MERS(R)System.  The Owner Trustee shall at no time have any  responsibility  or liability with respect to the sufficiency of the Owner
Trust Estate or its ability to generate the payments to be distributed  to  Certificateholders under the Trust Agreement or the Noteholders  under the Indenture,  including,  the compliance by the  Depositor  or the Seller  with any  warranty  or  representation  made under any Basic
Document or in any related  document or the accuracy of any such  warranty or  representation, or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or the Indenture
Trustee taken in the name of the Owner Trustee.

ARTICLE IX

                                COMPLIANCE WITH REGULATION AB

Section 9.01.    Intent of the Parties; Reasonableness.

        The Depositor,  the Indenture  Trustee and the Master  Servicer  acknowledge and agree that the purpose of this Article IX is to  facilitate  compliance  by the  Depositor  with the provisions  of  Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right  to  request  delivery  of  information  or  other performance  under these  provisions  other than in good  faith,  or for  purposes  other than compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the
Commission  under the  Securities  Act and the Exchange Act.  Each of the Master  Servicer and
the Indenture Trustee  acknowledges that  interpretations of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for  delivery of  information  under these  provisions  on the basis of evolving interpretations  of  Regulation  AB. Each of the Master  Servicer  and the  Indenture  Trustee
shall cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary in the reasonable  good faith  determination  of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02.    Additional Representations and Warranties of the Indenture Trustee.

(a)     The Indenture  Trustee shall be deemed to represent and warrant to the Depositor as of the date  hereof and on each date on which  information  is provided  to the  Depositor  under
Sections  9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the Depositor  prior to such date: (i) there are no material legal or  governmental  proceedings  pending (or known to be  contemplated)  against  it that would be  material  to  Noteholders;  (ii) there are no relationships  or  transactions  (as described in Item 1119(b) of  Regulation  AB) relating to the  Indenture  Trustee  with  respect  to the  Depositor  or  any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as each of such terms are used in Regulation AB) relating to the
Securitization  Transaction  contemplated  by this Servicing  Agreement,  as identified by the
Depositor to the Indenture  Trustee in writing as of the Closing Date (each,  a  "Transaction
Party")  that are  outside  the  ordinary  course of  business or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are  material to the  investors'  understanding  of the
Notes;  and (iii) the Indenture  Trustee is not an affiliate (as  contemplated by Item 1119(a)
of  Regulation  AB) of any  Transaction  Party.  The  Depositor  shall  notify  the  Indenture
Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so  requested  by the  Depositor  on any  date  following  the  Closing  Date,  the
Indenture  Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and  warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for  questioning  the  accuracy  of any of the representations and warranties.

Section 9.03.    Information to Be Provided by the Indenture Trustee.

        For so long as the  Depositor is subject to Exchange Act reporting  requirements  with respect to the Trust,  for the purpose of  satisfying  the  Depositor's  reporting  obligation under the  Exchange  Act with  respect  to any class of Notes,  the  Indenture  Trustee  shall provide  to the  Depositor  a  written  description  of (a)  any  litigation  or  governmental proceedings  pending  against the Indenture  Trustee as of the last day of each calendar month that  would  be  material  to  Noteholders,  and (b) any  affiliations  or  relationships  (as described in Item 1119 of Regulation  AB) that develop  following the Closing Date between the
Indenture  Trustee and any Transaction  Party of the type described in Section  9.02(a)(ii) or
9.02(a)(iii)  as of the  last  day of each  calendar  year.  Any  descriptions  required  with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 9.03 shall be given no later than five Business  Days prior to the  Determination
Date  following  the  month  in  which  the  relevant  event  occurs,   and  any  notices  and
descriptions  required  with  respect  to  affiliations,  as well  as  updates  to  previously provided  descriptions,  under this  Section  9.03 shall be given no later than  January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the related
Payment  Date with  respect to each Report on Form 10-D with  respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15  preceding  the date each Report on Form 10-K with respect to the Notes is filed,  the  Indenture  Trustee  shall be deemed to represent and warrant that any information  previously  provided by the Indenture Trustee under this Article
IX is  materially  correct  and does not have any  material  omissions  unless  the  Indenture
Trustee has provided an update to such  information.  The  Depositor  will allow the Indenture
Trustee to review any  disclosure  relating  to  material  litigation  against  the  Indenture
Trustee  prior to filing  such  disclosure  with the  Commission  to the extent the  Depositor changes the information provided by the Indenture Trustee.

Section 9.04.    Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)     deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to
the  Depositor)   regarding  the  Indenture  Trustee's   assessment  of  compliance  with  the
applicable  Servicing  Criteria  during the immediately  preceding  calendar year, as required under  Rules  13a-18 and  15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB.  Such
report shall be signed by an authorized  officer of the Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit F hereto; and

(b)     deliver to the Depositor a report of a registered  public  accounting  firm satisfying the  requirements  of Rule 2-01 of Regulation  S-X under the  Securities  Act and the Exchange
Act that  attests to, and reports  on, the  assessment  of  compliance  made by the  Indenture
Trustee and  delivered  pursuant to the  preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05.    Indemnification; Remedies.

(a)     The Indenture Trustee shall indemnify the Depositor,  each affiliate of the Depositor, the Master  Servicer and each affiliate of the Master  Servicer,  and the  respective  present and former  directors,  officers,  employees  and agents of each of the  foregoing,  and shall hold  each  of  them  harmless  from  and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A) any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report,  certification,  accountants'  attestation or other material
        provided   under  this  Article  IX  by  or  on  behalf  of  the   Indenture   Trustee
        (collectively,  the "Indenture Trustee  Information"),  or (B) the omission or alleged omission to state in the Indenture Trustee  Information a material fact required to be stated  in the  Indenture  Trustee  Information  or  necessary  in  order  to make the statements  therein, in the light of the circumstances under which they were made, not misleading; or

(ii)    any  failure  by  the   Indenture   Trustee  to  deliver  any   information,   report,
        certification,  or other  material  when and as required  under this Article IX, other than a failure by the Indenture Trustee to deliver an accountants' attestation.

(b)     In the  case of any  failure  of  performance  described  in  clause  (ii) of  Section
9.05(a),  as well as a failure to deliver an accountants'  attestation,  the Indenture Trustee shall  (i)  promptly  reimburse  the  Depositor  for  all  costs  reasonably  incurred  by the
Depositor  in  order  to  obtain  the   information,   report,   certification,   accountants'
attestation  or other  material not  delivered by the  Indenture  Trustee as required and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master  Servicer  shall  indemnify the Indenture  Trustee,  each affiliate  of  the  Indenture  Trustee  and  the  respective  present  and  former  directors, officers,  employees  and  agents  of the  Indenture  Trustee,  and  shall  hold  each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising  out of or based upon (i) any untrue  statement  of a material  fact contained  or  alleged to be  contained  in any  information  provided  under  this  Servicing
Agreement  by or on behalf of the  Depositor or Master  Servicer  for  inclusion in any report filed with Commission under the Exchange Act (collectively,  the "RFC  Information"),  or (ii)
the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 9.05 to the contrary, the parties agree that none of the Indenture Trustee, the Depositor or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort
(including negligence and strict liability), or any other legal or equitable principle;
provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

        IN WITNESS WHEREOF, the Master Servicer, the Indenture Trustee and the Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                            RESIDENTIAL FUNDING CORPORATION,
                                            as Master Servicer

                                            By:   /s/ Heather
                                            Anderson
                                            Name:  Heather Anderson
                                            Title:    Associate

                                            HOME LOAN TRUST 2006-HI4

                                               By:  WILMINGTON TRUST COMPANY not in its
                                                    individual capacity but solely as Owner
                                                    Trustee

                                            By:/s/ Michele C. Harra
                                            Name: Michele C. Harra
                                            Title:  Financial Services Officer

                                            JPMORGAN CHASE BANK,
                                            NATIONAL ASSOCIATION
                                            as Indenture Trustee

                                            By: /s/ Joanne M.
                                            Murray
                                            Name: Joanne M. Murray
                                            Title:  Assistant Vice President

Acknowledged and Agreed
solely with respect to Article IX:

RESIDENTIAL
FUNDING
MORTGAGE SECURITIES II, INC.

By:/s/ Joseph Orning
Name: Joseph Orning
Title:   Vice President

                                          EXHIBIT A

                                      HOME LOAN SCHEDULE

                                 TO BE PROVIDED UPON REQUEST

                                           EXHIBIT B

                                  LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That JPMorgan Chase Bank, National  Association,  as Indenture Trustee (the "Trustee"),  under
the  Indenture  (the  "Indenture")  among   ________________________________________  and  the
Indenture  Trustee,  a national banking  association  organized and existing under the laws of the State of New York,  and having its principal  office  located at 4 New York Plaza,  in the
City of New York in the State of New York, hath made,  constituted and appointed,  and does by these presents make,  constitute and appoint  Residential Funding  Corporation,  a corporation organized  and  existing  under  the laws of the  State  of  Delaware,  its  true  and  lawful
Attorney-in-Fact,  with full power and authority to sign, execute, acknowledge,  deliver, file for record,  and record any  instrument on its behalf and to perform such other act or acts as may be  customarily  and  reasonably  necessary and  appropriate  to effectuate  the following enumerated  transactions  in  respect  of  any  of  the  mortgages  or  deeds  of  trust  (the
"Mortgages"  and the "Deeds of  Trust",  respectively)  creating a trust or second  lien or an estate in fee simple  interest  in real  property  securing a Home Loan and  promissory  notes secured  thereby  (the  "Mortgage  Notes") for which the  undersigned  is acting as  Indenture
Trustee for various  Securityholders  (whether the  undersigned  is named therein as mortgagee or beneficiary  or has become  mortgagee by virtue of Endorsement of the Mortgage Note secured by any such  Mortgage  or Deed of Trust)  and for which  Residential  Funding  Corporation  is acting as master servicer  pursuant to a Servicing  Agreement,  dated as of September 28, 2006
(the "Servicing  Agreement").  This  appointment  shall apply only to  transactions  which the
Trustee is  authorized to enter into under the  Indenture,  but in no event shall apply to any transactions other than the following enumerated transactions only:

        1.     The  modification or  re-recording  of a Mortgage or Deed of Trust,  where said modification  or  re-recording is for the purpose of correcting the Mortgage or
               Deed of Trust to conform same to the original  intent of the parties thereto or to correct title errors  discovered  after such title  insurance was issued and said  modification  or  re-recording,  in either  instance,  does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

        2.     The  subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public  utility  company or a government  agency or unit with powers of  eminent  domain;  this  section  shall  include,  without  limitation,  the execution  of  partial  satisfactions/releases,  partial  reconveyances  or the execution of requests to trustees to accomplish same.

        3.     With respect to a Mortgage or Deed of Trust, the  foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion  of judicial or  non-judicial
               foreclosure   or   termination,   cancellation   or   rescission  of  any  such
               foreclosure, including, without limitation, any and all of the following acts:

               a.     The  substitution  of  trustee(s)  serving  under  a Deed of  Trust,  in accordance with state law and the Deed of Trust;

               b.     Statements of breach or non-performance;

               c.     Notices of default;

               d.     Cancellations/rescissions of notices of default and/or notices of sale;

               e.     The taking of a deed in lieu of foreclosure; and

               f.     Such other  documents and actions as may be necessary under the terms of the Mortgage,  Deed of Trust or state law to expeditiously complete said transactions.

        4.     The  conveyance of the  properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate  owned,  or  conveyance of title to real estate owned.

        5.     The completion of loan assumption agreements.

        6.     The  full  satisfaction/release  of  a  Mortgage  or  Deed  of  Trust  or  full
               reconveyance   upon  payment  and  discharge  of  all  sums  secured   thereby,
               including, without limitation, cancellation of the related Mortgage Note.

        7.     The assignment of any Mortgage or Deed of Trust and the related  Mortgage Note, in  connection  with the  repurchase  of the Home Loan  secured  and  evidenced thereby  pursuant to the  requirements  of a  Residential  Funding  Corporation
               Seller  Contract,  or the removal of any Mortgage  from the MERS(R)System or the re-recording of such Mortgage in the name of MERS.

        8.     The full  assignment  of a Mortgage or Deed of Trust upon payment and discharge of all sums  secured  thereby  in  conjunction  with the  refinancing  thereof, including, without limitation, the endorsement of the related Mortgage Note.

        9.     The  modification or  re-recording  of a Mortgage or Deed of Trust,  where said modification or re-recording  is for the purpose of any  modification  pursuant to Section 3.01 of the Servicing Agreement.

        10.    The  subordination  of the lien of a  Mortgage  or Deed of  Trust,  where  said subordination is in connection with any  modification  pursuant to Section 3.01
               of   the    Servicing    Agreement,    and    the    execution    of    partial
               satisfactions/releases in connection with such same Section 3.01.

The  undersigned  gives  said  Attorney-in-Fact  full  power and  authority  to  execute  such instruments  and to do and perform all and every act and thing  necessary  and proper to carry into effect the power or powers  granted by or under this  Limited  Power of Attorney as fully as the  undersigned  might or could do, and hereby  does  ratify and  confirm to all that said
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Capitalized  terms  used  herein  that are not  otherwise  defined  shall  have  the  meanings ascribed thereto in Appendix A to the Indenture.

Third  parties  without  actual  notice may rely upon the exercise of the power  granted under this Limited  Power of  Attorney;  and may be  satisfied  that this Limited  Power of Attorney shall  continue  in full  force  and  effect  has not been  revoked  unless an  instrument  of revocation has been made in writing by the undersigned.

                                                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                                 not in its individual capacity, but solely
                                                 as Indenture Trustee under the Servicing
                                                 Agreement and the Indenture

Name: ___________________________________        Name:_______________________________________
Title:                                           Title:

STATE OF ______              )
        _______              ss.
COUNTY OF _____              )

        On this __ day of _______________,  2006, before me the undersigned,  Notary Public of said State, personally appeared  _______________________________  personally known to me to be duly  authorized  officers of JPMorgan  Chase Bank,  National  Association  that  executed the within  instrument  and  personally  known to me to be the  persons  who  executed  the within instrument  on  behalf of  JPMorgan  Chase  Bank,  National  Association  therein  named,  and acknowledged  to me such  JPMorgan  Chase  Bank,  National  Association  executed  the  within instrument pursuant to its by-laws.

                                            WITNESS my hand and official seal.

                                            _______________________________
                                            Notary Public in and for the
                                            State of ___________________

After recording, please mail to:

_____________________________
_____________________________
_____________________________
Attn:  ________________________

                                          EXHIBIT C

                                 FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:     _______REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Loans, we request the release of the
Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one) ..Home Loan     Prepaid in Full

                                                          Home Loan Repurchased

"We hereby  certify  that all  amounts  received or to be  received  in  connection  with such payments  which are required to be deposited  have been or will be so deposited as provided in the Servicing Agreement."

_____________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO  CUSTODIAN/INDENTURE  TRUSTEE:  Please  acknowledge  this request,  and check off documents being  enclosed  with a copy of this  form.  You  should  retain  this form for your  files in accordance with the terms of the Servicing Agreement.

        Enclosed Documents: [ ]             Promissory Note
                                            [ ]    Mortgage or Deed of Trust
                                            [ ]    Assignment(s) of Mortgage or
                                                   Deed of Trust
                                            [ ]    Title Insurance Policy
                                            [ ]    Other: ___________________________

_________________
Name
_________________
Title
_________________
Date

                                          EXHIBIT D

                                FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

1.      I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in  respect  of the  period  covered  by this  report  on Form  10-K of the  trust  (the
Exchange Act periodic  reports)  pursuant to the Servicing  Agreement dated September 28, 2006
(the "Agreement") among Residential  Funding  Corporation (the "Master  Servicer"),  Home Loan
Trust 2006-HI4 (the "Issuer") and JPMorgan Chase Bank,  National  Association (the "Indenture
Trustee") and acknowledged and agreed to by Residential Funding Mortgage Securities II, Inc.

2.      Based on my  knowledge,  Exchange  Act  periodic  reports,  taken  as a whole,  do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my  knowledge,  all of the  distribution,  servicing  and  other  information required to be provided  under Form 10-D for the period  covered by this report is included in the Exchange Act periodic reports;

4.      I am  responsible  for reviewing the activities  performed by the Master  Servicer and based  on my  knowledge  and  the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the  Exchange  Act  periodic  reports,  the Master  Servicer  has  fulfilled  its obligations under the Agreement; and

        5._____All of the reports on  assessment  of compliance  with  servicing  criteria for asset-backed  securities  and their  related  attestation  reports on assessment of compliance with servicing  criteria for  asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this  report,  except as  otherwise  disclosed in this report.
Any material  instances  of  noncompliance  described  in such reports have been  disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master
                                                Servicer

                                          EXHIBIT E

                   [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Indenture Trustee")
certifies that:

                      (a)    The   Indenture   Trustee  has   performed   all  of  the  duties
        specifically  required  to be  performed  by it  pursuant  to  the  provisions  of the
        Servicing  Agreement  dated as of September  28, 2006 (the  "Agreement")  by and among
        Residential  Funding  Corporation,  as Master Servicer,  Home Loan Trust 2006-HI4,  as
        Issuer and the Indenture Trustee in accordance with the standards set forth therein.

                      (b)    Based on my knowledge,  the list of  Securityholders  as shown on the  Register as of the end of each  calendar  year that is provided by the  Indenture
        Trustee  pursuant  to the  Agreement  is  accurate  as of the last  day of the  20[__]
        calendar year.

Capitalized  terms used and not defined  herein  shall have the  meanings  given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                            Name:
                                            Title:

                                          EXHIBIT F

                                          SERVICING CRITERIA

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

  The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

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                                                                                   APPLICABLE SERVICING
                                SERVICING CRITERIA                                       CRITERIA
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REFERENCE                                        CRITERIA
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                                     GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i)            Policies and procedures are instituted to monitor any
                         performance or other triggers and events of default in
                         accordance with the transaction agreements.
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1122(d)(1)(ii)           If any material servicing activities are outsourced to
                         third parties, policies and procedures are instituted to
                         monitor the third party's performance and compliance
                         with such servicing activities.
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---------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to
                         maintain a back-up servicer for the pool assets are
                         maintained.
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1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in
                         effect on the party participating in the servicing
                         function throughout the reporting period in the amount
                         of coverage required by and otherwise in accordance with
                         the terms of the transaction agreements.
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                                    CASH COLLECTION AND ADMINISTRATION
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(2)(i)            Payments on pool assets are deposited into the             |X| (as to accounts
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
                         specified in the transaction agreements.                    held by Trustee)
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1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an      |X| (as to investors
                         obligor or to an investor are made only by authorized             only)
                         personnel.
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---------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding collections,
                         cash flows or distributions, and any interest or other
                         fees charged for such advances, are made, reviewed and
                         approved as specified in the transaction agreements.
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---------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as cash
                         reserve accounts or accounts established as a form of
                         overcollateralization, are separately maintained (e.g.,    |X| (as to accounts
                         with respect to commingling of cash) as set forth in the    held by Trustee)
                         transaction agreements.
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---------------------------------------------------------------------------------------------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this criterion,
                         "federally insured depository institution" with respect
                         to a foreign financial institution means a foreign
                         financial institution that meets the requirements of
                         Rule 13k-1(b)(1) of the Securities Exchange Act.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent
                         unauthorized access.
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---------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all
                         asset-backed securities related bank accounts, including
                         custodial accounts and related bank clearing accounts.
                         These reconciliations are (A) mathematically accurate;
                         (B) prepared within 30 calendar days after the bank
                         statement cutoff date, or such other number of days
                         specified in the transaction agreements; (C) reviewed
                         and approved by someone other than the person who
                         prepared the reconciliation; and (D) contain
                         explanations for reconciling items. These reconciling
                         items are resolved within 90 calendar days of their
                         original identification, or such other number of days
                         specified in the transaction agreements.
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---------------------------------------------------------------------------------------------------------
                                    INVESTOR REMITTANCES AND REPORTING
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(3)(i)            Reports to investors, including those to be filed with
                         the Commission, are maintained in accordance with the
                         transaction agreements and applicable Commission
                         requirements. Specifically, such reports (A) are
                         prepared in accordance with timeframes and other terms
                         set forth in the transaction agreements; (B) provide
                         information calculated in accordance with the terms
                         specified in the transaction agreements; (C) are filed
                         with the Commission as required by its rules and
                         regulations; and (D) agree with investors' or the
                         trustee's records as to the total unpaid principal
                         balance and number of pool assets serviced by the
                         servicer.
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---------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in             |X|
                         accordance with timeframes, distribution priority and
                         other terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within two
                         business days to the servicer's investor records, or
                         such other number of days specified in the transaction             |X|
                         agreements.
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---------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor reports
                         agree with cancelled checks, or other form of payment,             |X|
                         or custodial bank statements.
---------------------------------------------------------------------------------------------------------
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                                         POOL ASSET ADMINISTRATION
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(i)            Collateral or security on pool assets is maintained as
                         required by the transaction agreements or related asset
                         pool documents.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)           Pool assets and related documents are safeguarded as
                         required by the transaction agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset
                         pool are made, reviewed and approved in accordance with
                         any conditions or requirements in the transaction
                         agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)           Payments on pool assets, including any payoffs, made in
                         accordance with the related pool assets documents are
                         posted to the servicer's obligor records maintained no
                         more than two business days after receipt, or such other
                         number of days specified in the transaction agreements,
                         and allocated to principal, interest or other items
                         (e.g., escrow) in accordance with the related pool asset
                         documents.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(v)            The servicer's records regarding the pool asset agree
                         with the servicer's records with respect to an obligor's
                         unpaid principal balance.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an
                         obligor's pool asset (e.g., loan modifications or
                         re-agings) are made, reviewed and approved by authorized
                         personnel in accordance with the transaction agreements
                         and related pool asset documents.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance
                         plans, modifications and deeds in lieu of foreclosure,
                         foreclosures and repossessions, as applicable) are
                         initiated, conducted and concluded in accordance with
                         the timeframes or other requirements established by the
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)         Records documenting collection efforts are maintained
                         during the period a pool asset is delinquent in
                         accordance with the transaction agreements. Such records
                         are maintained on at least a monthly basis, or such
                         other period specified in the transaction agreements,
                         and describe the entity's activities in monitoring
                         delinquent pool assets including, for example, phone
                         calls, letters and payment rescheduling plans in cases
                         where delinquency is deemed temporary (e.g., illness or
                         unemployment).
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for
                         pool assets with variable rates are computed based on
                         the related pool asset documents.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such
                         as escrow accounts): (A) such funds are analyzed, in
                         accordance with the obligor's pool asset documents, on
                         at least an annual basis, or such other period specified
                         in the transaction agreements; (B) interest on such
                         funds is paid, or credited, to obligors in accordance
                         with applicable pool asset documents and state laws; and
                         (C) such funds are returned to the obligor within 30
                         calendar days of full repayment of the related pool
                         asset, or such other number of days specified in the
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or
                         insurance payments) are made on or before the related
                         penalty or expiration dates, as indicated on the
                         appropriate bills or notices for such payments, provided
                         that such support has been received by the servicer at
                         least 30 calendar days prior to these dates, or such
                         other number of days specified in the transaction
                         agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)          Any late payment penalties in connection with any
                         payment to be made on behalf of an obligor are paid from
                         the servicer's funds and not charged to the obligor,
                         unless the late payment was due to the obligor's error
                         or omission.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted
                         within two business days to the obligor's records
                         maintained by the servicer, or such other number of days
                         specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts
                         are recognized and recorded in accordance with the
                         transaction agreements.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)           Any external enhancement or other support, identified in
                         Item 1114(a)(1) through (3) or Item 1115 of Regulation
                         AB, is maintained as set forth in the transaction                  |X|
                         agreements.
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